REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy owners of
Metropolitan Tower Separate Account Two
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the divisions of Metropolitan Tower Separate Account Two (the “Separate Account”) listed in Note 2 (collectively, the “Divisions”) as of December 31, 2025, the related statements of operations and changes in net assets for each of the three years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2025, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the Separate Account’s custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2026

We have served as the Separate Account’s auditor since 1985.

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METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Invesco Global Equity Division	BHFTI Morgan Stanley Discovery Division	BHFTII Baillie Gifford International Stock Division
Assets:
Investments at fair value	$56,105,599		$1,626,963	$3,900,581	$999,785
Total Assets	56,105,599		1,626,963	3,900,581	999,785
Liabilities:
Due to Metropolitan Tower Life Insurance Company	—		5	—	—
Total Liabilities	—		5	—	—
Net Assets	$56,105,599		$1,626,958	$3,900,581	$999,785

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2025

	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Frontier Mid Cap Growth Division	BHFTII MetLife Stock Index Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Assets:
Investments at fair value	$3,355,527	$577,088		$66,232,273		$5,612,441	$9,511,738	$2,532,893	$511,121
Total Assets	3,355,527	577,088		66,232,273		5,612,441	9,511,738	2,532,893	511,121
Liabilities:
Due to Metropolitan Tower Life Insurance Company	—	—		1		—	—	4	1
Total Liabilities	—	—		1		—	—	4	1
Net Assets	$3,355,527	$577,088		$66,232,272		$5,612,441	$9,511,738	$2,532,889	$511,120

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2025, 2024 and 2023

	BHFTI Brighthouse/Wellington Large Cap Research Division				BHFTI Invesco Global Equity Division				BHFTI Morgan Stanley Discovery Division
	2025	2024	2023	2025	2024	2023		2025	2024	2023
Investment Income:
Dividends	$267,341	$301,643		$354,287	$2,309	$4,132	$4,984	$—		$—	$—
Expenses:
Mortality and expense risk charges	351,237	337,789		283,414	11,824	11,562		10,004		30,515	23,327		19,317
Net investment income (loss)	(83,896)	(36,146)		70,873	(9,515)	(7,430)		(5,020)		(30,515)	(23,327)		(19,317)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,237,754	3,330,907		2,322,551	239,588	129,974		77,097		—	—	—
Realized gains (losses) on sale of investments	592,348	631,536		61,473	29,410	49,287		12,538		(111,927)	(316,675)		(386,153)
Net realized gains (losses)	9,830,102	3,962,443		2,384,024	268,998	179,261		89,635		(111,927)	(316,675)		(386,153)
Change in unrealized gains (losses) on investments	(2,210,597)	5,445,308		7,049,191	(34,979)	45,887		304,323		632,945	1,412,097		1,294,447
Net realized and changes in unrealized gains (losses) on investments	7,619,505	9,407,751		9,433,215	234,019	225,148		393,958		521,018	1,095,422		908,294
Net increase (decrease) in net assets resulting from operations	$7,535,609	$9,371,605		$9,504,088	$224,504	$217,718		$388,938		$490,503	$1,072,095		$888,977

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2025, 2024 and 2023

	BHFTII Baillie Gifford International Stock Division				BHFTII BlackRock Bond Income Division				BHFTII BlackRock Ultra-Short Term Bond Division
	2025	2024	2023	2025		2024	2023	2025	2024	2023
Investment Income:
Dividends	$6,925	$8,122		$11,753	$179,687	$135,639		$106,072	$29,524	$26,968		$8,332
Expenses:
Mortality and expense risk charges	7,531	7,372		6,731		25,118	25,514	25,326		3,988		3,524	3,712
Net investment income (loss)	(606)	750		5,022		154,569	110,125	80,746		25,536		23,444	4,620
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	40,952	61,047		—	—	—	—	—		—	10
Realized gains (losses) on sale of investments	(5,442)	(7,299)		(17,862)		(39,733)	(37,476)	(38,943)		560		1,504	2,546
Net realized gains (losses)	35,510	53,748		(17,862)		(39,733)	(37,476)	(38,943)		560		1,504	2,556
Change in unrealized gains (losses) on investments	128,928	(16,953)		160,299		116,089	(48,365)	126,045		(8,481)		(5,246)	13,541
Net realized and changes in unrealized gains (losses) on investments	164,438	36,795		142,437		76,356	(85,841)	87,102		(7,921)		(3,742)	16,097
Net increase (decrease) in net assets resulting from operations	$163,832	$37,545		$147,459		$230,925	$24,284	$167,848		$17,615	$19,702	$20,717

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2025, 2024 and 2023

	BHFTII Brighthouse/Wellington Balanced Division				BHFTII Frontier Mid Cap Growth Division			BHFTII MetLife Stock Index Division
	2025	2024	2023	2025	2024	2023	2025	2024	2023
Investment Income:
Dividends	$1,412,124	$1,148,944		$1,204,604	$—	$13,279	$—	$88,907	$99,601	$94,527
Expenses:
Mortality and expense risk charges	473,328	467,111		418,604	42,063	41,939	36,845		66,817	61,340	50,899
Net investment income (loss)	938,796	681,833		786,000	(42,063)	(28,660)	(36,845)		22,090	38,261	43,628
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,023,295	1,961,456		423,597	276,392	—	—	779,690		490,059	446,506
Realized gains (losses) on sale of investments	260,925	415,190		(164,481)	27,020	8,561	(63,971)		260,324	213,559	141,091
Net realized gains (losses)	7,284,220	2,376,646		259,116	303,412	8,561	(63,971)		1,040,014	703,618	587,597
Change in unrealized gains (losses) on investments	(1,114,021)	4,441,099		7,897,544	(21,192)	883,816	879,667		349,179	959,596	889,316
Net realized and changes in unrealized gains (losses) on investments	6,170,199	6,817,745		8,156,660	282,220	892,377	815,696		1,389,193	1,663,214	1,476,913
Net increase (decrease) in net assets resulting from operations	$7,108,995	$7,499,578		$8,942,660	$240,157	$863,717	$778,851		$1,411,283	$1,701,475	$1,520,541

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2025, 2024 and 2023

	BHFTII T. Rowe Price Small Cap Growth Division				BHFTII Western Asset Management Strategic Bond Opportunities Division
	2025	2024	2023		2025	2024		2023
Investment Income:
Dividends	$6,568	$1,291		$1,254		$37,050	$35,752	$30,702
Expenses:
Mortality and expense risk charges	19,202	19,494		17,126		3,646		3,696	3,502
Net investment income (loss)	(12,634)	(18,203)		(15,872)		33,404		32,056	27,200
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	530,302	127,265		54,818		—		—	—
Realized gains (losses) on sale of investments	4,602	26,539		(7,041)		(4,300)		(12,940)	(9,531)
Net realized gains (losses)	534,904	153,804		47,777		(4,300)		(12,940)	(9,531)
Change in unrealized gains (losses) on investments	(281,845)	161,954		407,095		9,424		216	21,352
Net realized and changes in unrealized gains (losses) on investments	253,059	315,758		454,872		5,124		(12,724)	11,821
Net increase (decrease) in net assets resulting from operations	$240,425	$297,555		$439,000		$38,528		$19,332	$39,021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025, 2024 and 2023

	BHFTI Brighthouse/Wellington Large Cap Research Division				BHFTI Invesco Global Equity Division				BHFTI Morgan Stanley Discovery Division
	2025	2024	2023	2025	2024	2023		2025	2024	2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(83,896)	$(36,146)		$70,873	$(9,515)	$(7,430)	$(5,020)	$(30,515)		$(23,327)		$(19,317)
Net realized gains (losses)	9,830,102	3,962,443		2,384,024	268,998	179,261		89,635		(111,927)		(316,675)	(386,153)
Change in unrealized gains (losses) on investments	(2,210,597)	5,445,308	7,049,191		(34,979)	45,887		304,323		632,945		1,412,097	1,294,447
Net increase (decrease) in net assets resulting from operations	7,535,609	9,371,605	9,504,088		224,504	217,718		388,938		490,503		1,072,095	888,977
Policy Transactions:
Premium payments received from Policy owners	1,138,240	1,159,199		1,157,956	37,265	37,126		39,176	102,982		99,828	107,388
Net transfers (including fixed account)	(143,811)	(59,038)		(66,338)	(1,368)	(16,567)		(36,725)		19,037		(158,177)	(34,060)
Policy charges	(2,104,718)	(2,102,333)		(2,064,779)	(57,805)	(59,820)		(59,481)		(170,151)		(145,878)	(145,390)
Transfers for Policy benefits and terminations	(2,568,514)	(2,285,034)	(1,884,615)		(112,463)	(124,307)		(46,420)		(256,463)		(124,691)	(79,782)
Net increase (decrease) in net assets resulting from Policy transactions	(3,678,803)	(3,287,206)	(2,857,776)		(134,371)	(163,568)		(103,450)		(304,595)		(328,918)	(151,844)
Net increase (decrease) in net assets	3,856,806	6,084,399		6,646,312	90,133	54,150	285,488		185,908			743,177	737,133
Net Assets:
Beginning of year	52,248,793	46,164,394	39,518,082		1,536,825	1,482,675		1,197,187		3,714,673		2,971,496	2,234,363
End of year	$56,105,599	$52,248,793		$46,164,394	$1,626,958	$1,536,825		$1,482,675		$3,900,581		$3,714,673	$2,971,496

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025, 2024 and 2023

	BHFTII Baillie Gifford International Stock Division				BHFTII BlackRock Bond Income Division					BHFTII BlackRock Ultra-Short Term Bond Division
	2025	2024	2023	2025	2024		2023		2025	2024	2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(606)	$750		$5,022	$154,569	$110,125		$80,746	$25,536		$23,444		$4,620
Net realized gains (losses)	35,510	53,748	(17,862)		(39,733)	(37,476)		(38,943)			560	1,504	2,556
Change in unrealized gains (losses) on investments	128,928	(16,953)		160,299	116,089		(48,365)		126,045		(8,481)		(5,246)	13,541
Net increase (decrease) in net assets resulting from operations	163,832	37,545		147,459	230,925		24,284		167,848		17,615		19,702	20,717
Policy Transactions:
Premium payments received from Policy owners	51,699	49,832		52,725	182,868	185,486		191,511		59,589	59,002		56,914
Net transfers (including fixed account)	(31,184)	(3,617)		(6,756)	8,566	45,682	27,322		116,553		3,811		(16,205)
Policy charges	(60,736)	(65,759)		(67,617)	(233,969)		(233,414)		(250,484)		(70,343)		(68,749)	(67,570)
Transfers for Policy benefits and terminations	(72,426)	(28,976)		(26,211)	(160,755)		(138,792)		(109,652)		(11,430)		(15,302)	(39,452)
Net increase (decrease) in net assets resulting from Policy transactions	(112,647)	(48,520)		(47,859)	(203,290)		(141,038)		(141,303)		94,369		(21,238)	(66,313)
Net increase (decrease) in net assets	51,185	(10,975)		99,600	27,635	(116,754)		26,545	111,984		(1,536)		(45,596)
Net Assets:
Beginning of year	948,600	959,575		859,975	3,327,892		3,444,646		3,418,101		465,104		466,640	512,236
End of year	$999,785	$948,600		$959,575	$3,355,527		$3,327,892		$3,444,646		$577,088		$465,104	$466,640

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025, 2024 and 2023

	BHFTII Brighthouse/Wellington Balanced Division				BHFTII Frontier Mid Cap Growth Division			BHFTII MetLife Stock Index Division
	2025	2024	2023	2025	2024	2023	2025	2024	2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$938,796	$681,833		$786,000	$(42,063)	$(28,660)	$(36,845)		$22,090	$38,261	$43,628
Net realized gains (losses)	7,284,220	2,376,646		259,116	303,412	8,561	(63,971)		1,040,014	703,618	587,597
Change in unrealized gains (losses) on investments	(1,114,021)	4,441,099	7,897,544		(21,192)	883,816	879,667		349,179	959,596	889,316
Net increase (decrease) in net assets resulting from operations	7,108,995	7,499,578	8,942,660		240,157	863,717	778,851		1,411,283	1,701,475	1,520,541
Policy Transactions:
Premium payments received from Policy owners	2,017,176	2,055,769		2,097,579	150,979	160,959	166,931		191,461	198,127	195,679
Net transfers (including fixed account)	(50,741)	(99,440)		(48,091)	(7,926)	(6,606)	(47,744)	251,836		(58,758)	(13,140)
Policy charges	(3,358,963)	(3,410,768)		(3,473,621)	(242,118)	(254,766)	(256,944)		(370,653)	(362,283)	(352,207)
Transfers for Policy benefits and terminations	(1,814,053)	(2,871,691)	(2,176,014)		(307,069)	(122,778)	(170,686)		(492,154)	(319,161)	(342,151)
Net increase (decrease) in net assets resulting from Policy transactions	(3,206,581)	(4,326,130)	(3,600,147)		(406,134)	(223,191)	(308,443)		(419,510)	(542,075)	(511,819)
Net increase (decrease) in net assets	3,902,414	3,173,448		5,342,513	(165,977)	640,526	470,408		991,773	1,159,400	1,008,722
Net Assets:
Beginning of year	62,329,858	59,156,410	53,813,897		5,778,418	5,137,892	4,667,484		8,519,965	7,360,565	6,351,843
End of year	$66,232,272	$62,329,858		$59,156,410	$5,612,441	$5,778,418	$5,137,892		$9,511,738	$8,519,965	$7,360,565

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2025, 2024 and 2023

	BHFTII T. Rowe Price Small Cap Growth Division				BHFTII Western Asset Management Strategic Bond Opportunities Division
	2025	2024	2023		2025			2024		2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(12,634)	$(18,203)		$(15,872)				$33,404		$32,056	$27,200
Net realized gains (losses)	534,904	153,804		47,777			(4,300)			(12,940)	(9,531)
Change in unrealized gains (losses) on investments	(281,845)	161,954		407,095		9,424				216	21,352
Net increase (decrease) in net assets resulting from operations	240,425	297,555		439,000		38,528				19,332	39,021
Policy Transactions:
Premium payments received from Policy owners	58,287	60,766		68,892		17,855			18,949	17,735
Net transfers (including fixed account)	(59,288)	16,369		(19,391)			13,020			50,900	3,407
Policy charges	(95,797)	(104,858)		(107,674)			(27,327)			(27,372)	(30,293)
Transfers for Policy benefits and terminations	(230,265)	(145,877)		(86,299)		(7,569)				(64,769)	(21,199)
Net increase (decrease) in net assets resulting from Policy transactions	(327,063)	(173,600)		(144,472)		(4,021)				(22,292)	(30,350)
Net increase (decrease) in net assets	(86,638)	123,955		294,528				34,507		(2,960)	8,671
Net Assets:
Beginning of year	2,619,527	2,495,572		2,201,044		476,613				479,573	470,902
End of year	$2,532,889	$2,619,527		$2,495,572			$511,120			$476,613	$479,573

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.
ORGANIZATION

Metropolitan Tower Separate Account Two (the “Separate Account”), a separate account of Metropolitan Tower Life Insurance Company (the “Company”), was established by the Company’s Board of Directors on September 18, 1984 to support operations of the Company with respect to certain variable life insurance policies (the “Policies”). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. Effective after the close of the New York Stock Exchange on April 27, 2018, General American Life Insurance merged with and into the Company and its Separate Accounts concurrently changing their state of domicile for the Company and its related Separate Account to Nebraska. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into divisions (the “Divisions”), each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the “Trusts”), which are presented below:

Brighthouse Funds Trust I (“BHFTI”)

Brighthouse Funds Trust II (“BHFTII”)

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.
LIST OF DIVISIONS

The following Divisions had net assets as of December 31, 2025:

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTI Invesco Global Equity Division

BHFTI Morgan Stanley Discovery Division

BHFTII Baillie Gifford International Stock Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse/Wellington Balanced Division

BHFTII Frontier Mid Cap Growth Division

BHFTII MetLife Stock Index Division

BHFTII T. Rowe Price Small Cap Growth Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

3.
SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.
SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Valuation

A Division’s investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value (“NAV”). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account’s investments in shares of a portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Reporting

Each Division of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Division. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable life Policies issued by the Company to support the liabilities of the applicable Policies. The Divisions have identified the Company’s Assistant Vice President of Life and Annuity Products as the CODM.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.
SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Segment Reporting — (Concluded)

The CODM uses the increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Divisions within the Separate Account. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the statements of assets and liabilities as net assets. The measure of segment profit and loss is reported on the statements of operations and changes in net assets as increase (decrease) in net assets from operations. All assets and increases (decreases) in net assets from operations are generated in the U.S.

4.
EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the effective annual rates for the charge for the year ended December 31, 2025:

Mortality and Expense Risk	0.75%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance (“COI”) charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. The Policy fee is $4.75 to $6 per month including an additional $.10 to $.25 for every $1,000 of the Policy face amount in the first Policy year. In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period that ranges from 1% to 6% depending on the Policy year. Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $0.05 to $31.73 per $1,000 of coverage. The charge for riders providing a disability wavier of monthly deductions in the event of disability can range from $0.01 to $0.38 per $1,000 of the benefit provided depending on the Policy. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2025, 2024 and 2023.

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5. STATEMENTS OF INVESTMENTS

	As of December 31		For the years ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2025	2025	2025	2024	2023	2025	2024	2023
BHFTI Brighthouse/Wellington Large Cap Research Division	3,806,350	48,100,270	9,580,686		3,725,005	2,767,300		4,105,632	3,717,450	3,231,651
BHFTI Invesco Global Equity Division	64,949	1,323,762		263,783	169,511	97,295		168,082	210,534	128,646
BHFTI Morgan Stanley Discovery Division	431,003	5,042,894		129,926	37,196	94,453		465,036	389,441	265,614
BHFTII Baillie Gifford International Stock Division	86,263	984,481		87,956	102,295	42,778		160,276	89,018	85,613
BHFTII BlackRock Bond Income Division	36,584	3,779,119		228,068	213,505	170,274		276,790	244,416	230,831
BHFTII BlackRock Ultra-Short Term Bond Division	5,636	571,715		172,028	48,934	29,682		52,132	46,719	91,376
BHFTII Brighthouse/Wellington Balanced Division	3,493,263	60,751,755	8,463,441		3,181,268	1,708,734		3,707,931	4,864,109	4,099,283
BHFTII Frontier Mid Cap Growth Division	190,381	5,203,718		312,590	87,169	32,781		484,396	338,986	378,075
BHFTII MetLife Stock Index Division	127,932	6,160,708	1,158,353		647,381	600,336		776,083	661,265	621,909
BHFTII T. Rowe Price Small Cap Growth Division	135,958	2,516,292		569,769	219,665	107,331		379,165	284,203	212,865
BHFTII Western Asset Management Strategic Bond Opportunities Division	47,724	576,958		58,925	90,389	46,762		29,551	80,615	49,910

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.

SCHEDULES OF UNITS
For the years ended December 31, 2025, 2024 and 2023:
	BHFTI Brighthouse/Wellington Large Cap Research Division				BHFTI Invesco Global Equity Division			BHFTI Morgan Stanley Discovery Division			BHFTII Baillie Gifford International Stock Division
	2025	2024	2023	2025	2024	2023	2025	2024	2023	2025	2024	2023
Units beginning of year	161,068	172,013		183,917	21,078	23,497	25,419		50,852	56,252	59,295	40,493	42,531	44,865
Units issued and transferred from other funding options	4,525	5,517		6,444	934	1,100	1,041	3,194	2,636	5,037	3,519	3,913	4,385
Units redeemed and transferred to other funding options	(15,379)	(16,462)		(18,348)	(2,611)	(3,519)	(2,963)		(6,668)	(8,036)	(8,080)	(7,972)	(5,951)	(6,719)
Units end of year	150,214	161,068		172,013	19,401	21,078	23,497		47,378	50,852	56,252	36,040	40,493	42,531
	BHFTII BlackRock Bond Income Division				BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII Brighthouse/Wellington Balanced Division			BHFTII Frontier Mid Cap Growth Division
	2025	2024	2023	2025	2024	2023	2025	2024	2023	2025	2024	2023
Units beginning of year	52,655	54,907		57,234	18,124	18,968	21,710		393,036	421,520	449,496	64,147	66,667	70,931
Units issued and transferred from other funding options	3,775	4,536		4,645	7,500	2,928	3,089		15,143	17,250	19,953	2,376	3,206	3,068
Units redeemed and transferred to other funding options	(6,876)	(6,788)		(6,972)	(3,870)	(3,772)	(5,831)		(34,705)	(45,734)	(47,929)	(6,829)	(5,726)	(7,332)
Units end of year	49,554	52,655		54,907	21,754	18,124	18,968		373,474	393,036	421,520	59,694	64,147	66,667
	BHFTII MetLife Stock Index Division					BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Western Asset Management Strategic Bond Opportunities Division
	2025	2024		2023	2025	2024	2023	2025	2024	2023
Units beginning of year	48,458		51,800		55,877	27,599	29,610	31,511		14,547	15,236	16,251
Units issued and transferred from other funding options	3,065		1,994		2,372	1,075	1,749	1,651		1,194	2,280	1,339
Units redeemed and transferred to other funding options	(5,169)	(5,336)			(6,449)	(4,297)	(3,760)	(3,552)		(1,331)	(2,969)	(2,354)
Units end of year	46,354	48,458			51,800	24,377	27,599	29,610		14,410	14,547	15,236

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.
FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, and total return ratios for the five years ended December 31, 2025:

		As of December 31					For the year ended December 31
		Units	Unit Value ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)		Total[3] Return (%)
BHFTI	2025	150,214		373.50		56,105,599		0.51		0.75	15.14
Brighthouse/Wellington Large	2024	161,068		324.39		52,248,793		0.60		0.75	20.87
Cap Research Division	2023	172,013		268.38		46,164,394		0.83		0.75	24.90
	2022	183,917		214.87		39,518,082		0.73		0.75	(19.56)
	2021	194,983		267.12		52,084,637		0.86		0.75	23.56
BHFTI Invesco Global Equity	2025	19,401		83.86		1,626,958		0.15		0.75	15.02
Division	2024	21,078		72.91		1,536,825		0.27		0.75	15.54
	2023	23,497		63.10		1,482,675		0.37		0.75	33.98
	2022	25,419		47.10		1,197,187		—		0.75	(32.21)
	2021	25,460		69.47		1,768,807		0.13		0.75	14.89
BHFTI Morgan Stanley	2025	47,378		82.33		3,900,581		—		0.75	12.70
Discovery Division	2024	50,852		73.05		3,714,673		—		0.75	38.29
	2023	56,252		52.82		2,971,496		—		0.75	40.18
	2022	59,295		37.68		2,234,363		—		0.75	(62.75)
	2021	58,909		101.16		5,959,212		—		0.75	(11.21)
BHFTII Baillie Gifford	2025	36,040		27.74		999,785	0.69		0.75		18.42
International Stock Division	2024	40,493		23.43		948,600	0.83		0.75		3.83
	2023	42,531		22.56		959,575	1.30		0.75		17.70
	2022	44,865		19.17		859,975	1.15		0.75		(29.13)
	2021	44,607		27.05		1,206,574		0.96		0.75	(1.50)
BHFTII BlackRock Bond	2025	49,554		67.71		3,355,527		5.36		0.75	7.14
Income Division	2024	52,655		63.20		3,327,892		4.02		0.75	0.74
	2023	54,907		62.74		3,444,646		3.13		0.75	5.05
	2022	57,234		59.72		3,418,101		2.90		0.75	(14.79)
	2021	59,654		70.08		4,180,801		2.70		0.75	(1.18)
BHFTII BlackRock	2025	21,754		26.53		577,088	5.55		0.75		3.37
Ultra-Short Term Bond	2024	18,124		25.66		465,104	5.78		0.75		4.31
Division	2023	18,968		24.60		466,640	1.68		0.75		4.26
	2022	21,710		23.59		512,236	—		0.75		0.69
	2021	22,211		23.43		520,498	0.33		0.75		(0.94)
BHFTII	2025	373,474		177.34		66,232,272		2.24		0.75	11.83
Brighthouse/Wellington	2024	393,036		158.59		62,329,858		1.86		0.75	13.00
Balanced Division	2023	421,520		140.34		59,156,410		2.15		0.75	17.22
	2022	449,496		119.72		53,813,897		1.72		0.75	(17.70)
	2021	480,288		145.46		69,863,484		1.83		0.75	13.17
BHFTII Frontier Mid Cap	2025	59,694		94.02		5,612,441		—		0.75	4.37
Growth Division	2024	64,147		90.08		5,778,418		0.24		0.75	16.88
	2023	66,667		77.07		5,137,892		—		0.75	17.12
	2022	70,931		65.80		4,667,484		—		0.75	(28.68)
	2021	74,189		92.27		6,845,238		—		0.75	13.83

METROPOLITAN TOWER SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.
FINANCIAL HIGHLIGHTS — (Concluded)
		As of December 31					For the year ended December 31
		Units	Unit Value ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)		Total[3] Return (%)
BHFTII MetLife Stock Index	2025	46,354		205.20		9,511,738		1.00		0.75	16.71
Division	2024	48,458		175.82		8,519,965		1.23		0.75	23.74
	2023	51,800		142.10		7,360,565		1.39		0.75	25.00
	2022	55,877		113.67		6,351,843		1.28		0.75	(18.91)
	2021	58,731		140.18		8,232,744		1.49		0.75	27.40
BHFTII T. Rowe Price Small	2025	24,377		103.91		2,532,889		0.26		0.75	9.47
Cap Growth Division	2024	27,599		94.91		2,619,527		0.05		0.75	12.62
	2023	29,610		84.28		2,495,572		0.05		0.75	20.66
	2022	31,511		69.85		2,201,044		0.21		0.75	(22.74)
	2021	34,633		90.40		3,130,888		0.03		0.75	10.83
BHFTII Western Asset	2025	14,410		35.47		511,120	7.62		0.75		8.26
Management Strategic Bond	2024	14,547		32.76		476,613	7.31		0.75		4.09
Opportunities Division	2023	15,236		31.48		479,573	6.55		0.75		8.62
	2022	16,251		28.98		470,902	6.06		0.75		(17.28)
	2021	18,256		35.03		639,501	3.69		0.75		2.05
1
These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.
2
These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.
3
These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

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Metropolitan Tower Life Insurance Company

Statutory Financial Statements as of and for the
Years Ended December 31, 2025 and 2024,
Statutory Supplemental Information and

Independent Auditor’s Report

Deloitte & Touche LLP 30 Rockefeller Plaza New York USA Tel: +1 212-436-2000 Fax: +1 212-436-5000

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of Metropolitan Tower Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Metropolitan Tower Life Insurance Company (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

MTL - 1

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory-basis financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.1

MTL - 2

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

MTL - 3

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data and the supplemental schedule of Reinsurance Contracts with Risk-Limiting Features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche llp

March 24, 2026

MTL - 4

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2025 and 2024

(In millions, except share data)

	2025	2024
ADMITTED ASSETS
Bonds	$24,629	$21,028
Preferred stocks	51	28
Common stocks - unaffiliated	73	76
Mortgage loans	6,760	6,423
Real estate	1	43
Cash, cash equivalents and short-term investments	1,394	1,770
Contract loans	1,163	1,223
Derivative assets	125	301
Other invested assets	2,132	1,922
Total cash and invested assets	36,328	32,814
Investment income due and accrued	278	232
Premiums and annuity considerations deferred and uncollected	409	416
Net deferred tax assets	110	126
Other assets	1,573	1,283
Total assets excluding separate accounts	38,698	34,871
Separate account assets	33,038	27,820
Total Admitted Assets	$71,736	$62,691

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Reserves for life and health insurance and annuity contracts	$14,175	$13,974
Liability for deposit-type contracts	14,844	12,542
Dividends due to policyholders	122	141
Interest maintenance reserve	198	248
Other policy liabilities	1,024	710
Asset valuation reserve	617	493
Derivative liabilities	139	8
Payable for collateral under securities loaned and other transactions	1,315	1,707
Funds held under reinsurance treaties	1,713	978
Other liabilities	2,309	1,877
Total liabilities excluding separate accounts	36,456	32,678
Separate account liabilities	33,038	27,766
Total Liabilities	69,494	60,444

CAPITAL AND SURPLUS
Capital stock (par value $2,000 per share, 4,000 shares authorized of which 1,000 shares are issued and outstanding)	3	3
Paid-in surplus	1,194	1,194
Unassigned surplus (deficit)	1,045	1,050
Total Capital and Surplus	2,242	2,247
Total Liabilities and Capital and Surplus	$71,736	$62,691

See accompanying notes to statutory financial statements

MTL - 5

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2025 and 2024

(In millions)

	2025	2024
INCOME
Premiums and annuity considerations	$(676)	$5,560
Considerations for supplementary contracts	(1)	28
Net investment income	1,579	1,390
Reserve adjustment on reinsurance ceded	8,844	2,058
Other income (loss)	1,044	796
TOTAL INCOME	10,790	9,832

BENEFITS AND EXPENSES
Benefit payments (other than dividends)	4,629	4,088
Changes to reserves, deposit-type funds and other policy liabilities	755	1,332
Insurance expenses and taxes (other than federal income and capital gains taxes)	365	352
Net transfers to (from) separate accounts	4,266	3,508
Total benefits and expenses before dividends to policyholders and federal income tax	10,015	9,280
Gain (loss) from operations before dividends to policyholders and federal income tax	775	552
Dividends to policyholders	104	125
Gain (loss) from operations before federal income tax	671	427
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	123	68
Gain (loss) from operations	548	359
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve	(20)	2
NET INCOME (LOSS)	528	361

CHANGES IN CAPITAL AND SURPLUS
Change in General Account net unrealized capital gains (losses)	(5)	(70)
Change in net deferred income tax	(77)	14
Change in nonadmitted assets	(37)	8
Change in asset valuation reserve	(124)	(42)
Change in surplus as a result of reinsurance	441	(5)
Dividends to stockholder	(760)	(373)
Change in surplus notes	—	(107)
Other - net	29	—
NET CHANGE IN CAPITAL AND SURPLUS	(5)	(214)
CAPITAL AND SURPLUS AT BEGINNING OF YEAR	2,247	2,461
CAPITAL AND SURPLUS AT END OF YEAR	$2,242	$2,247

See accompanying notes to statutory financial statements

MTL - 6

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

For the Years Ended December 31, 2025 and 2024

(In millions)

	2025	2024
CASH FROM OPERATIONS
Premiums and annuity considerations, net of reinsurance, received	$5,901	$6,398
Net investment income received	1,309	1,205
Other income (loss) received	1,115	776
Total receipts	8,325	8,379
Benefits paid (other than dividends)	4,651	5,062
Insurance expenses and taxes paid (other than federal income and capital gains taxes)	450	371
Net transfers to (from) separate accounts	1,893	1,739
Dividends paid to policyholders	123	128
Federal income tax paid (recovered) (net of tax on capital gains and losses)	226	86
Total payments	7,343	7,386
Net cash provided by (used in) operations	982	993
CASH FROM INVESTMENTS
Proceeds from invested assets sold, matured or repaid	7,043	4,570
Cost of invested assets acquired	(10,559)	(7,814)
Net change in contract loans	61	92
Net cash provided by (used in) investments	(3,455)	(3,152)
CASH FROM FINANCING AND OTHER SOURCES
Dividends to stockholder	(760)	(373)
Net change in deposit-type contracts	2,303	2,370
Surplus notes	—	(107)
Net change in payable for collateral under securities loaned and other transactions	393	119
Other-net	161	(5)
Net cash provided by (used in) financing and other sources	2,097	2,004
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(376)	(155)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR	1,770	1,925
END OF YEAR	$1,394	$1,770

See accompanying notes to statutory financial statements

MTL - 7

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

For the Years Ended December 31, 2025 and 2024

(In millions)

	2025	2024
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS:
Transfer of assets to separate accounts from affiliate(s)	$2,256	$—
Transfer of assets under reinsurance agreement	$690	$—
Transfer of assets to securities from a third party - bonds	$294	$297
Seed money transfer from separate accounts	$55	$—
Capitalized interest on bonds	$51	$30
RGA pass through expense - net investment income	$40	$40
RGA pass through expense - interest credited to reinsurer	$38	$39
Bond exchanges with affiliate(s)	$20	$26
Transfer of assets from / to separate accounts	$—	$55
Transfer of assets to separate accounts from a third party- bonds	$—	$1,513
Collateral loan received in exchange for private equity	$—	$67

MTL - 8

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 1 – Summary of Significant Accounting Policies

Throughout the following document, certain terms, abbreviations and acronyms are utilized and are defined below.

Listing of Defined Terms
ABS	Asset-backed securities
Act	The Investment Company Act of 1940
Annual Statement	Statutory Annual Statement blank filed annually with the NAIC and/or state insurance departments
ASU	Accounting Standard Update
AVR	Asset valuation reserve
BACV	Book Adjusted Carrying Value
A hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or
CF hedge	liability
CAMT	A 15-percent book minimum tax or Corporate Alternative Minimum Tax
CLO	Collateralized loan obligations
Code	Nebraska Insurance Law
COLI	Corporate-owned life insurance
Commissioner	Director of the Nebraska Department of Insurance
Company	Metropolitan Tower Life Insurance Company
Contributors	The Company and various affiliates
CARVM	Commissioners’ Annuity Reserve Valuation Method
CMBS	Commercial mortgage-backed securities
DCF	Discounted cash flow
Department	Nebraska Department of Insurance
Domiciliary State	State of Nebraska
Domiciliary State SAP	NAIC SAP as modified by the Department
DTAs	Deferred Tax Assets
DTLs	Deferred Tax Liabilities
EDP	Electronic data processing equipment
FV hedge	A hedge of the estimated fair value of a recognized asset or liability
Farmer Mac	Federal Agriculture Mortgage Corporation
FHLB	Federal Home Loan Bank of New York
FWH	Funds withheld
GAAP	Accounting principles generally accepted in the United States of America
ICO	Issuer Credit Obligations
IFRS	International Financial Reporting Standards
IMA	Investment Management Agreement
IMR	Interest Maintenance Reserve
INT	Interpretation
IRC	Internal Revenue Code of 1986, as amended
ISDA	International Swaps and Derivatives Associations, Inc.
IRS	Internal Revenue Service
LLC	Limited liability company
LOC	Letters of credit
MBS	Mortgage-Backed Securities
MODCO	Modified coinsurance
Moody’s	Moody’s Investors Service
MSA	Master Service Agreement
MSFA	Master Services and Facilities Agreement
NAIC	National Association of Insurance Commissioners
NAIC SAP	NAIC Statutory Accounting Principles

MTL - 9

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Listing of Defined Terms
NAV	Net asset value
OTTI	Other-than-temporary impairments
OTC	Over-the-counter
OTC-bilateral	OTC derivatives between two counterparties
OTC-cleared	OTC derivatives are cleared and settled through central clearing counterparties
PIK	Paid in kind
RBC	Risk-based capital
Residuals	Collectively referring to residual interests or residual security tranche
RMBS	Residential mortgage-backed securities
RSATs	Replication synthetic asset transactions
SCA	Subsidiary, controlled and affiliated
SSAP	Statement of Statutory Accounting Principles
S&P	Standard and Poor’s Global Ratings
SVO	Securities Valuation Office
TSA	Tax sharing agreement
U.K.	United Kingdom
U.S.	United States of America

Defined Entities
Brighthouse NY	Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company)
Chariot Re	Chariot Reinsurance, Ltd.
GALIC	General American Life Insurance Company
GWLAIC	Great West Life and Annuity Insurance Company
MACI	MetLife Assignment Company, Inc.
MCPP	MetLife Core Plus Partners, LLC
MCPPO	MCPP Owners, LLC
MetLife	MetLife, Inc.
MIM	MetLife Investment Management, LLC
MLIC	Metropolitan Life Insurance Company
MLIDC	MetLife Investors Distribution Company
MLG	MetLife Group, Inc.
MRH	MetLife Reinsurance Company of Hamilton, Ltd.
Missouri Re	Missouri Reinsurance, Inc.
MSS	MetLife Services and Solutions, LLC
MTL	Metropolitan Tower Life Insurance Company
Paragon	Paragon Life Insurance Company
SELIC	Security Equity Life Insurance Company

Listing of Defined SSAP’s
A-791	A-791, Life and Health Reinsurance Agreements
AG 43	Actuarial Guideline XLIII, CARVM For Variable Annuities
INT 23-01	INT 23-01, Net Negative (Disallowed) IMR
SSAP 1	SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures
SSAP 2	SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments
SSAP 5	SSAP No. 5, Liabilities, Contingencies and Impairments of Assets
SSAP 7	SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve
SSAP 21	SSAP No. 21, Other Admitted Assets
SSAP 26	SSAP No. 26, Bonds
SSAP 34	SSAP No. 34, Investment Income Due and Accrued
SSAP 43	SSAP No. 43, Asset-Backed Securities
SSAP 48	SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies
SSAP 61	SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance
SSAP 86	SSAP No. 86, Derivatives

MTL - 10

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Listing of Defined SSAP’s
SSAP 93	SSAP No. 93, Investments in Tax Credit Structures
SSAP 94	SSAP No. 94, State and Federal Tax Credits
SSAP 97	SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities
SSAP 101	SSAP No. 101, Income Taxes
VM-21	Section 21 of the Valuation Manual for Principle Based Reserves

Business

The Company is a wholly-owned subsidiary of MetLife, a Delaware corporation. The Company is domiciled in Nebraska and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is actively selling to institutional customers a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including U.K. longevity reinsurance and funded reinsurance and structured settlements and certain products to fund company-, bank-or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company no longer markets individual annuities, variable and universal life insurance, and traditional life insurance to individuals.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in their state prepare their statutory financial statements in accordance with the NAIC SAP as modified by the Department. NAIC SAP adjusted for those differences is referred to in these statutory financial statements as Domiciliary State SAP.

MTL - 11

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Reconciliations of the Company’s net income (loss) for the years ended December 31 and capital and surplus at December 31 between Domiciliary State SAP and NAIC SAP are shown below:

	SSAP	For the Years Ended December 31,
	Number	2025	2024
Net income (loss), NE SAP		$528	$361
State prescribed practices: NONE		—	—
State permitted practices:
Private Placement Variable Life Stable Value (1)	51,56	10	2
Reinsurance Capital Gains (Losses) Reclass (2)	61	29	—
Net income, NAIC SAP		$567	$363

		December 31,
		2025	2024
Statutory capital and surplus, NE SAP		$2,242	$2,247
State prescribed practices: NONE		—	—
State permitted practices:
Private Placement Variable Life Stable Value (1)	51,56	2	(8)
Statutory capital and surplus, NAIC SAP		$2,244	$2,239

(1)	For private placement variable life insurance stable value wrap reserves, under NAIC SAP, reserves are computed under the NAIC model standard valuation. For Domiciliary SAP, private placement variable life insurance stable value wrap reserves are computed in accordance with a permitted practice approved by the Department.

(2)	Under NAIC SAP, the ceding company’s reinsurance activities are presented within the Statement of Operations. For Domiciliary SAP, the reinsurance settlement activities related to unrealized capital gains and losses generated by investment activities are presented as a direct increase/decrease to surplus in accordance with a permitted practice approved by the Department.

The Company’s RBC would not have triggered a regulatory event without the use of the state prescribed practices referenced in the table above.

Domiciliary State SAP comprises a basis of accounting which differs from GAAP. The more significant differences are as follows:

●	Financial statements of subsidiaries and other controlled entities, including those of partnerships and joint ventures, certain separate accounts, and variable interest entities for which the Company is deemed to be the primary beneficiary, are not consolidated with the financial statements of the Company under Domiciliary State SAP; whereas under GAAP consolidated financial statements are required.

●	Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit). The most significant nonadmitted assets include a portion of DTAs and premiums due and unpaid, whereas under GAAP, all applicable asset values are admitted.

●	Amounts relating to the assets and liabilities of the Company’s former Canadian operations are presented in Canadian dollars in the accompanying statutory financial statements. Net assets from Canadian operations are translated into U.S. dollars using year-end exchange rates. The corresponding adjustment is reflected in liabilities; and the unrealized gain or loss is included in surplus. Under GAAP, the amounts relating to the Company’s Canadian operations are presented in U.S. dollars.

MTL - 12

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Investments in bonds and redeemable preferred stocks are generally carried at amortized cost under Domiciliary State SAP. Under GAAP, the Company accounts for investments in bonds and redeemable preferred stocks in one of three classifications: those classified as held-to- maturity are carried at amortized cost; those classified as available-for-sale are carried at estimated fair value with changes in estimated fair value recorded as a component of equity; and those for which fair value option has been elected, where assets are carried at estimated fair value with changes in estimated fair value recorded through earnings.

●	The cost basis of investments in impaired bonds, that don’t have an intent to sell, is reduced for the impairment in value and is not adjusted for subsequent recoveries in value. Under GAAP, the cost basis of impaired available-for-sale bonds that don’t have the intent to sell, is not reduced. Rather, these bonds are reported net of an allowance for credit loss. The carrying value of impaired available-for-sale bonds is increased for subsequent improvements in the estimated recoverable value through a reduction in the allowance for credit loss.

●	Investments in unaffiliated common stocks are generally carried at estimated fair value or NAV with changes to unrealized gains and losses recorded directly to surplus, while under GAAP, changes in unrealized gains and losses are recorded in net income.

●	Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan’s carrying value may not be adjusted to reflect this increase in value for other-than-temporarily impaired loans; while for loans that are not other-than-temporarily impaired, the mortgage loan’s carrying value may be adjusted to reflect this increase in value. Under GAAP, if the value of the impaired mortgage loan subsequently increases, the mortgage loan’s carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance.

●	Derivatives that meet the criteria for a highly effective hedge are valued and reported in a manner consistent with the hedged asset or liability, which is generally at amortized cost. Contracts that contain an embedded derivative are not bifurcated between components and are not separately recognized under Domiciliary State SAP. Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in RSATs, which are carried at amortized cost; and (iii) exchange- traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, in a CF hedge, the change in estimated fair value of the hedging derivative is credited or charged directly to a separate component of equity and is reclassified into earnings when the Company’s earnings are affected by the variability in cash flows of the hedged item. In a FV hedge, changes in the estimated fair value of the hedging derivative and changes in the estimated fair value of the hedged item related to the designated risk being hedged are reported within earnings, together with any ineffectiveness. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). An embedded derivative that is not clearly and closely related to the economic characteristics of the host contract and that meets certain other criteria is bifurcated from the host contract and accounted for separately at estimated fair value.

MTL - 13

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Investments in real estate joint ventures and other limited partnership interests are accounted for under the equity method of accounting; whereas under GAAP, these investments are consolidated or accounted for using the equity method when the Company has significant influence over the joint venture, otherwise the Company accounts for these investments at fair value, or the Company may elect the fair value option. Further, under Domiciliary State SAP, non-cash operating earnings are recorded in change in general account net unrealized gains (losses) and are realized when cash is received or when the Company has determined the unrealized loss is unrecoverable. Under GAAP, non-cash operating earnings for equity method investments in real estate joint ventures and other limited partnership interests are reported in earnings.

●	Under Domiciliary State SAP, cash, cash equivalents and short-term investments in the statutory statements of cash flows represent cash balances and investments with remaining maturities at acquisition of one year or less; whereas under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with original maturities of three months or less.

●	Negative cash is accounted for within the cash, cash equivalent and short-term investments financial statement line; whereas under GAAP it is reported as a liability.

●	Domiciliary State SAP requires an amount to be recorded for deferred taxes based on temporary differences between Domiciliary State SAP and tax-basis reporting, however, the amount is charged or credited directly to unassigned surplus (deficit) and there are limitations as to the amount of deferred tax assets that may be reported as “admitted assets”; whereas under GAAP, a provision is made for deferred income tax on temporary differences between the financial reporting and tax bases of assets and liabilities.

●	Certain reinsurance agreements are accounted for as reinsurance under both Domiciliary State SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under Domiciliary State SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. Domiciliary State SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential.

Certain assets and liabilities as a result of ceded reinsurance transactions are netted under Domiciliary State SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under Domiciliary State SAP but are reported as a reduction of commission expense under GAAP.

●	Gains on certain economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under Domiciliary State SAP rather than deferred until the assets are sold to third parties as required under GAAP.

●	Certain separate account products are accounted for and classified differently under GAAP. See the separate accounts policy section within this note for more details.

●	Insurance reserves are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and company experience, except reserves for variable annuities where assumptions are based on a mixture of prudent estimates and prescribed assumptions as of the valuation date; whereas under GAAP, reserving assumptions are generally based upon best estimates as of the valuation date, best estimates as of the valuation date the policy is issued, or the account value plus a reserve for additional benefits, that is based on current assumptions, for fund based products.

MTL - 14

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Policyholder dividends are recognized when declared, rather than over the term of the related policies under GAAP.

●	An IMR is established to capture realized gains and losses, net of income tax, on the sale of certain interest sensitive investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, gains and losses on disposal of available-for-sale bonds and mortgage loans are reported in earnings in the period that the assets are sold.

●	An AVR liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required.

●	The Company establishes a general valuation allowance when the amount of the mortgage loan loss contingency is greater than the mortgage component of the AVR. The amount recorded is the excess of the estimated incurred loss amount over the mortgage component of the AVR, with an offset to net unrealized capital gains (losses). Under GAAP, allowance for credit losses, which are based on estimated lifetime credit losses, are recorded as a reduction to net carrying value with an offset to realized gains and losses.

●	A liability is established when the reserves ceded to an unauthorized reinsurer exceed the eligible collateral supporting the reserves. Changes to these amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, no such liability is required.

●	Certain funds withheld amounts may contain amounts from embedded derivatives that are bifurcated from the host contract and accounted for separately at estimated fair value under GAAP. For Domiciliary State SAP embedded derivatives are not bifurcated between components and are not separately recognized.

●	For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different.

●	Under Domiciliary State SAP, liabilities reported or disclosed at fair value do not incorporate the Company’s non-performance risk, as they do in GAAP.

●	Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for Domiciliary State SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances.

MTL - 15

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Policy acquisition costs are charged to expense as incurred under Domiciliary State SAP; whereas under GAAP, certain policy acquisition costs that are related directly to the successful acquisition or renewal of insurance contracts are deferred and amortized over a constant level basis for most long-duration products and in proportion to actual and expected future earned premiums for short-duration products.

●	Certain items, including modifications to required policy reserves resulting from changes in reserve methodologies, are recorded directly to unassigned surplus (deficit); whereas under GAAP, these items are recorded in income.

●	Surplus notes issued by the Company are reported as surplus under Domiciliary State SAP; whereas under GAAP, surplus notes are reported as liabilities. Interest expense on surplus notes is reported as a reduction of net investment income under Domiciliary State SAP; whereas under GAAP, interest expense on liabilities is recorded as an expense and not as a reduction of net investment income.

●	Comprehensive income and its components are not presented in the statutory financial statements under Domiciliary State SAP; whereas under GAAP, this information is required to be presented.

Reclassifications

In the current period, the Company implemented a prospective reclassification on the Statement of Cash Flows. This change affects the current year presentation, to simplify and align with the NAIC Cash Flow Instructions. Prior period amounts continue to be presented as originally reported. The primary reclassifications included:

●	Classifying derivatives on a gross basis with changes in derivative liabilities being presented under the financing section.

●	Inclusion of unrealized and realized capital gains and foreign exchange on aggregate write-ins will be presented in the financing section instead of the investing section.

●	Inclusion of foreign exchange for aggregate reserves will be classified within the operating section.

●	Classification of short-term investments discounts and premiums amortization were previously netted within the investment section will now be classified within operating section.

Use of Estimates

The preparation of the statutory financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. In applying these estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

MTL - 16

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. OTTI losses are recorded as realized capital losses, the cost basis of the investment is reduced, and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the effective yield method taking into consideration specified interest and principal provisions over the life of the bonds. Amortization of premium or accretion of discount on ABS is calculated using the effective yield method. Amortization of premium or accretion of discount from the purchase of ABS considers the estimated timing and amount of prepayments of the underlying assets. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class ABS are estimated using inputs obtained from third party specialists and are based on management’s knowledge of the current market. For asset-backed credit-sensitive securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other ABS, the effective yield is recalculated on a retrospective basis.

The NAIC designation for certain ABS (non-agency RMBS and CMBS) that were issued prior to January 1, 2013 is based on the NAIC’s security level modeled expected losses and the Company’s statutory carrying value of the security. These designation methodologies result in certain ABS having two rating designations - an initial NAIC designation and a final NAIC designation, which may not be the same designation. In accordance with NAIC instructions, the initial NAIC designation was used for determining the carrying value of the security and the final NAIC designation was used for reporting in the Annual Statement and in preparing RBC calculations. ABS with an initial NAIC designation of 1 through 5 are stated at amortized cost. ABS with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value.

Redeemable preferred stocks continue to be stated at amortized cost if they have an NAIC designation of 1 through 3, or at the lower of amortized cost or estimated fair value if they have an NAIC designation of 4 through 6. Unrealized capital gains or losses on preferred stocks are recorded directly to surplus. Amortization of premium or accretion of discount on preferred stocks is calculated using the effective yield method. Preferred stock dividends are recognized when declared.

Unaffiliated common stocks are stated at estimated fair value with changes in unrealized capital gains or losses recorded directly to surplus. FHLB common stock is carried at cost and is considered a restricted investment until redeemed by the respective FHLB regional banks. Unaffiliated common stock dividends are recognized when declared.

MTL - 17

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Affiliated non-insurance company common stocks are carried at the amount of underlying GAAP equity stated in the respective entity’s audited financial statements, with the Company’s share of undistributed earnings and losses being recorded directly to surplus. Affiliated non-insurance company common stock dividends are recognized when declared to the extent they are not in excess of undistributed accumulated earnings.

The Company periodically evaluates bonds and stocks for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age, as described in Note 3 “— Evaluating Temporarily Impaired Bonds and Stocks for OTTI.” Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company’s intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on ABS; (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies and (ix) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity.

The measurement of the OTTI loss for an ABS in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered is different than the measurement for all other classes of securities described above and is dependent upon the Company’s intent to sell or intent and ability to hold the ABS, as described below. NAIC SAP requires that an OTTI loss be recognized in earnings for ABS in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security’s amortized cost and its estimated fair value when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss. The non-interest related portion of the OTTI loss is recorded through the AVR and the interest related portion is recorded through the IMR. The analysis for bifurcating impairment losses between AVR and IMR is completed when the OTTI is determined.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount, or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of mortgage loans are recorded in net realized capital gains (losses).

MTL - 18

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Mortgage loans are considered to be impaired when it is probable, based upon current information and events, that the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances, described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial, agricultural and residential. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for all three portfolio segments and a common evaluation framework is used for establishing general valuation allowances for all loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired commercial and agricultural mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loan being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan’s underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. If the impairment is considered other-than-temporary, the charge is reported within net realized capital gains (losses) and is not changed for subsequent recoveries in value of the collateral. If the impairment is not considered other-than-temporary the charge is reported within net unrealized capital gains (losses) and, if there is a subsequent change in the net value of the collateral, the valuation allowance is adjusted up or down and is adjusted through net unrealized capital gains (losses). General valuation allowances are established for loan losses when a loss has been incurred. A loss has been incurred when, based on experience, it is probable that a credit loss has occurred and the amount of credit loss can be reasonably estimated. Loan loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the general valuation allowance. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The loan loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity, (iii) economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The general valuation allowance is established when the amount of the expected incurred loss is greater than the mortgage component of the AVR, and the amount recorded is the excess of the expected incurred loss amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the expected incurred loss amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in general account net unrealized capital gains (losses) which are credited or charged directly to surplus.

MTL - 19

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

All commercial mortgage loans are monitored on an ongoing basis, which may include an analysis of the property’s financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial mortgage loans focuses on higher-risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. Agricultural mortgage loans are monitored on an ongoing basis, which review includes but is not limited to property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher-risk loans. Higher risk commercial and agricultural mortgage loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all mortgage loan portfolio segments. Quarterly, the remaining mortgage loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the mortgage loan portfolio.

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the mortgage loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.

For agricultural mortgage loans, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

For evaluations of residential mortgage loans, they are pooled by loan type (i.e., new origination and reperforming) and by similar risk profiles (including consumer credit score and loan-to-value ratios). The key inputs into the estimated incurred losses include (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, loan-to-value ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience, which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. General valuation allowances are established using the evaluation framework described above for pools of mortgage loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Mortgage loan specific valuation allowances are typically not established on residential mortgage loans, but residential mortgage loans may be impaired as a result of troubled debt restructurings.

For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

MTL - 20

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company may grant concessions related to the borrowers’ financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Investments in real estate are stated at depreciated cost, net of non-recourse debt. Depreciation, a component of net investment income, is calculated on a straight-line basis over a period not to exceed 50 years. Rental income is recognized on a straight-line basis over the term of the respective leases. Real estate held-for-investment is reviewed for impairments whenever events or circumstances and current estimated fair values, indicate the carrying amount of the asset may not be recoverable. For real estate investments whose carrying values are greater than estimated fair value, and, for which carrying values are greater than undiscounted cash flows, the investments are written down to their estimated fair value. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using either: (i) the present value of projected future cash flows from the real estate discounted at a rate commensurate with the underlying risks or (ii) the estimated net sales proceeds. Real estate acquired upon foreclosure of mortgage loans is recorded at the lower of estimated fair value of the real estate or the carrying value of the mortgage loan at the date of foreclosure.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase are generally stated at amortized cost or NAV, which approximates estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, which approximates estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of investments in LLCs, real estate joint ventures, other limited partnership interests, residual tranches and surplus notes. The significant accounting policies for the most significant components are as follows:

●	Real estate joint ventures, other limited partnership interests, and LLCs are carried at the underlying audited GAAP equity (or audited IFRS equity for certain partnership interests), with the Company’s share of undistributed earnings and losses included in net unrealized capital gains (losses) which is credited or charged directly to surplus.

MTL - 21

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividends and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships’ unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

●	The Company regularly reviews residual values and impairs them to expected values when an impairment has occurred.

●	Investments in surplus notes and revolving lines of credit are carried at amortized cost. Interest income is recognized on notes using an effective yield method giving effect to amortization of premium and accretion of discount. Interest income is recognized on surplus notes using an effective yield method giving effect to amortization of premium and accretion of discount, once approved by the issuer’s Commissioner. Investments in qualifying tax credit structures are accounted for using the proportional amortized cost method.

●	Collateral loans backed by investments in warehouse loans are carried at amortized cost, less valuation allowances and those backed by affiliated LLCs are recorded based on the underlying adjusted statutory equity of the respective entity’s financial statements.

Securities Lending Program

The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are reported in the accompanying Statutory Statements of Operations and Changes in Capital and Surplus as investment income and investment expense, respectively, within net investment income.

The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged unless the counterparty is in default and is not reflected in the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the ratio of the collateral held to the estimated fair value of securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

MTL - 22

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. Certain of the Company’s OTC derivatives are OTC-cleared, while others are OTC-bilateral. The Company uses a variety of derivatives, including swaps, forwards and options to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company uses credit derivatives in RSATs to synthetically replicate investment risks and returns which are not readily available in the cash market.

Domiciliary State SAP restricts the Company’s use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

To qualify for hedge accounting under SSAP 86, the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) FV hedge; or (ii) CF hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and fair value derivatives that hedge various assets and liabilities including bonds, mortgage loans, guaranteed interest contracts and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Mortgage loans are carried at amortized cost; therefore, the derivatives hedging mortgage loans are also carried at amortized cost. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

MTL - 23

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in general account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value, with changes in estimated fair value reported in change in general account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Cash received or paid representing interest on derivative instruments is reported in cash from operations in the Statutory Statements of Cash Flows, within net investment income received. Cash paid in connection with the inception of a derivative instrument contract (i.e., cash premiums paid for the acquisition of new on-market derivatives) is reported in cash from investments, under cost of invested assets acquired. Cash received in connection with the inception of a derivative instrument contract (i.e. cash premiums received for written options) is reported in cash from financing and other sources, under other-net. Cash received in connection with the termination of a derivative instrument contract (including prior to or at maturity) is reported in cash from investments, under proceeds from invested assets sold, matured or repaid. Cash paid in connection with the termination of a derivative instrument contract (including prior to or at maturity) is reported in cash from financing and other sources, under other-net. Cash amounts received or paid at termination of a derivative reflect the fair value of the derivative at termination. The difference between fair value and any unamortized premium at termination is recognized in net realized capital gains (losses), net of federal income tax and transfers to IMR. Unrealized gains and losses from changes in value that occur prior to termination are not reflected in the Statutory Statements of Cash Flows.

Other Assets

At December 31, 2025 and 2024, other assets included amounts recoverable from reinsurers of $438 and $237, respectively, and current tax recoverable of $129 and $132, respectively.

MTL - 24

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance sold after 1959, universal life plans and certain term plans sold after 1982 are computed principally on the Commissioners’ Reserve Valuation Method. Reserves for other life insurance policies are computed on the Net Level Premium Method. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, CARVM, AG 43, or VM-21, as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by the Code. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. These changes in actuarial assumptions, methodologies and procedures, or changes in “valuation basis,” are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is based on actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the general account and separate account investments, where required. An AVR is established for potential credit-related losses on applicable general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the general account investments, as well as any separate account investments, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal and foreign income tax. IMR amortization, as calculated under the Grouped Method as specified by Domiciliary State SAP, is included in net investment income. Net realized capital gains (losses) are presented net of federal and foreign income tax expense or benefit and IMR transfer.

MTL - 25

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract.

Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. Dividends from subsidiaries are reported by the Company as earnings in the year the dividends are declared. Other income (loss) includes management and service fee income and net statutory strain on new pension risk transfer and term certain structured settlements.

Benefits and Expenses

Expenses, including policy acquisition costs and federal and foreign income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium due. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of the policy.

The Company is the owner and beneficiary of COLI assets recorded at cash surrender value in other assets in the Statements of Admitted Assets, Liabilities and Capital and Surplus. Changes in account value are primarily recorded as insurance expenses and taxes (other than federal income and capital gains taxes) in the Statements of Operations and Changes in Capital and Surplus. Under certain COLI contracts, if the Company reports adverse results in its financial statements, withdrawals would not be immediately available and would be subject to an estimated fair value adjustment, which could result in a reduction of the account value. Information related to the cash surrender value and allocation of the underlying investment characteristics of the COLI contracts is shown below at December 31:

	2025	2024
Cash surrender value	$865	$831

Bonds	10%	5%
Stocks	79%	66%
Cash, cash equivalents and short-term investments	8%	25%
Other invested assets	3%	3%

MTL - 26

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Other Income (Loss)

At December 31, 2025 and 2024, other income (loss) included reserve adjustment on reinsurance ceded of $8,844 and $2,058, respectively, and commissions and expense allowances on reinsurance ceded of $504 and $369, respectively.

Foreign Currency Translation

The Company holds investments denominated in foreign currencies which are translated into U.S. dollars based on the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company’s investments in foreign subsidiaries or investments denominated in foreign currencies due to changes in exchange rates between years are recorded in change in general account net unrealized capital gains (losses).

The financial statements of the Company contain its Canadian insurance operation in Canadian dollars. The net assets of the Canadian insurance operations are adjusted by recording a foreign currency asset or liability, based on the current foreign exchange spot rate applied to the net assets of the Canadian operation.

The change in the foreign currency asset or liability, based on the change in the exchange rates between years, is recorded in change in general account net unrealized capital gains (losses). At December 31, 2025, the foreign currency liability decreased $35 to $163. At December 31, 2024, the foreign currency liability increased $18 to $198.

Separate Account Operations

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims to the extent that the value of such assets exceeds the separate account liabilities or for those assets that are not legally insulated. Investments (generally stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities.

The Company previously invested seed money in various separate accounts for the purposes of facilitating initial operations of the separate accounts. During the year ended December 31, 2025, the Company repatriated all seed money invested and the corresponding earnings back to the general account. At December 31, 2024, the cost and estimated fair value of seed money was $50 and $54, respectively. A change in the estimated fair value of the Company’s seed money is reported in the Company’s Statutory Statements of Operations and Changes in Capital and Surplus. Investment income and realized and unrealized capital gains (losses) on the investments, excluding amounts on seed money investments of the separate accounts and certain non-qualifying separate accounts, accrue directly to contract holders and accordingly, are not reflected in the Company’s Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

MTL - 27

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Under GAAP, all of the following conditions must be met to receive separate account reporting classification:

●	Legal recognition - The separate account is legally recognized. That is, the separate account is established, approved, and regulated under special rules such as state insurance laws, federal securities laws, or similar foreign laws.

●	Legally insulated - The separate account assets supporting the contract liabilities are legally insulated from the general account liabilities of the insurance enterprise (that is, the contract holder is not subject to insurer default risk to the extent of the assets held in the separate account).

●	Investment directive - The insurer must, as a result of contractual, statutory, or regulatory requirements, invest the contract holder’s funds within the separate account as directed by the contract holder in designated investment alternatives or in accordance with specific investment objectives or policies.

●	Investment performance - All investment performance, net of contract fees and assessments, must as a result of contractual, statutory, or regulatory requirements be passed through to the individual contract holder. Contracts may specify conditions under which there may be a minimum guarantee, but not a ceiling, as a ceiling would prohibit all investment performance from being passed through to the contract holder.

The following products are reported as separate accounts under Domiciliary State SAP and the condition noted if different under GAAP.

Product Identifier	Condition that Requires GAAP General Account Reporting
Group annuities	Investment performance

Income Tax

The Company joins with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the IRC. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a TSA. Under the consolidated tax return regulations, MetLife has elected the “percentage method” of reimbursing companies for tax attributes, i.e., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes of the Company. On an annual basis, each of the profitable subsidiaries pays to MetLife the federal income tax which it would have paid based upon that year’s taxable income. If the Company has current or prior deductions and credits which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MetLife and its subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MetLife or the subsidiary would not have realized the attributes on a stand-alone basis under a “wait and see” method.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTAs and DTLs, subject to certain limitations. Changes in DTAs and DTLs, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

MTL - 28

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

DTAs are limited to: (i) the amount of federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period’s statement, adjusted to exclude any net DTAs, EDP and operating software and any net positive goodwill plus; and (iii) the amount of remaining gross DTAs that can be offset against existing gross DTLs. Any remaining DTAs are nonadmitted.

The realization of DTAs depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that the DTAs will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

●	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

●	the jurisdiction in which the DTAs were generated;

●	the length of time that carryforwards can be utilized in the various taxing jurisdictions;

●	future taxable income exclusive of reversing temporary differences and carryforwards;

●	future reversals of existing taxable temporary differences;

●	taxable income in prior carryback years; and

●	tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTAs significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

MTL - 29

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm’s-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., “permanence.” Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at fair value at the date of the transaction. To the extent that the related parties are affiliates under control of the Company, the Company defers the effects of such transactions that result in gains or increases in surplus by recording an offsetting unrealized capital loss and liability until the assets are sold to third parties. A transaction involving services between the Company and an affiliate is recorded at the amount charged and is generally subject to regulatory approval.

Application of Recent Accounting Pronouncements

Changes to statutory accounting are issued by the NAIC in the form of SSAPs. The Company considers the applicability and impact of all SSAPs. Except as noted below, the SSAPs adopted by the Company did not have a material impact on the Company’s financial statements.

SSAP 1

In March 2025, the NAIC adopted modifications to SSAP 1 which expands the required restricted asset disclosure to include collateral or assets that are held under MODCO or FWH arrangements that are reflected as assets for which there is a recognized liability to return these collateral assets or for the dedicated use of those assets under MODCO or FWH agreements. In May 2025, the NAIC adopted modifications to SSAP 1 related to an additional restricted asset disclosure requirements. This modification will require the Company to identify whether MODCO or FWH assets are related to the reinsurer. The Company has provided all required disclosures.

SSAP 86

In August 2024, the NAIC adopted with modification to SSAP 86 related to certain select items from ASU 2023-06, Disclosure Improvements, Codifications Amendments in Response to the SEC Disclosure Update and Simplification Initiative. These modifications include requiring that for all derivative contracts, the Company will disclose its accounting policy for where cash flows associated with derivative instruments and the related gains and losses are presented in the Statement of Cash Flows. The Company has provided all required disclosures.

SSAP 34, SSAP 48, SSAP 93, SSAP 94

In March 2024, the NAIC adopted revisions to expand and amend guidance within SSAP 93 to include all tax credit investments regardless of structure and type of state or federal tax credit program. Additionally, the NAIC revised SSAP 94 to expand and amend guidance to include both purchased state and federal tax credits. Lastly, consistency revisions were adopted to SSAP 34 and SSAP 48 resulting from changes in SSAP 93 and SSAP 94. In November 2024, the NAIC adopted additional revisions to clarify guidance on tax credit investments. The Company has provided all required disclosures.

MTL - 30

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

SSAP 26, SSAP 43, and SSAP 2

In August 2023, the NAIC adopted revisions to SSAP 26 and SSAP 43 for the principles-based bond definition, the accounting for bonds (ICO and ABS), as well as revisions to various SSAPs that have been updated to reflect the revised definition or SSAP references. Additionally, the guidance revised SSAP 2, to preclude ABS, mortgage loans or other invested assets from being reported as cash equivalents or short-term investments. During 2024, the NAIC adopted several additional revisions that added clarifications for the treatment of various types of securities, including bonds issued by funds representing operating entities, and the level of granularity required in certain disclosures. Further in August 2025, the NAIC adopted revisions to SSAP 26 clarifying the maturity disclosure requirements. The Company reclassed $26 from bonds to other invested assets as of January 1, 2025 and the Company has provided all required disclosures.

Application of Future Accounting Pronouncements

SSAPs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s financial statements. SSAPs issued but not yet adopted by the Company as of December 31, 2025 that are currently being assessed and may or may not have a material impact on the Company’s financial statements or disclosures are summarized below.

SSAP 2, SSAP 21, SSAP 26, SSAP 43

In December 2025, the NAIC adopted new reporting requirements to SSAP 2, SSAP 21, SSAP 26, and SSAP 43 related to reporting key investment information related primarily to private placement investments. The guidance has an effective date of December 31, 2026. The Company will comply with the reporting requirements upon its effective date.

In December 2025, the NAIC adopted revisions to SSAP 2, SSAP 21, SSAP 26 and SSAP 43 to improve the utilization of existing disclosures, clarifying guidance and incorporating consistent presentation for specific debt security disclosures, as well as adding disclosures for non-bond debt securities and residuals. The guidance will be effective on December 31, 2026. The Company will comply with the reporting requirements upon its effective date.

SSAP 56

In February 2025, the NAIC adopted revisions to SSAP 56 to clarify the measurement of separate account assets, particularly for book-value separate accounts, and prescribes the treatment for transfers between the general account and separate account with IMR and AVR recognition. The guidance has an effective date of January 1, 2026 but early adoption is permitted for 2025. The Company has elected not to early adopt this guidance and will align transfers after January 1, 2026, in accordance with the updated guidance.

Note 2 – Fair Value Information

Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

MTL - 31

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Estimated Fair Value of All Financial Instruments

Information related to the aggregate fair value of financial instruments is shown below at December 31:

	2025
	Aggregate	Admitted
	Fair Value	Value	Level 1	Level 2	Level 3	NAV
Assets
Bonds - ICO	$14,512	$15,691	$988	$10,381	$3,143	$—
Bonds - ABS	8,748	8,938	—	8,276	472	—
Preferred stocks	51	51	—	51	—	—
Common stock - unaffiliated	73	73	1	72	—	—
Mortgage loans	6,458	6,760	—	—	6,458	—
Cash, cash equivalents and short-term investments	1,394	1,394	1,378	6	5	5
Contract loans	1,336	1,163	—	—	1,336	—
Derivative assets (1)	123	125	—	123	—	—
Other invested assets	134	134	—	90	44	—
Investment income due and accrued	278	278	—	278	—	—
Separate account assets	31,725	32,570	1,976	21,286	8,463	—
Total assets	$64,832	$67,177	$4,343	$40,563	$19,921	$5

Liabilities
Investment contracts included in:
Reserves for life and health insurance and annuities	$838	$846	$—	$—	$838	$—
Liability for deposit-type contracts	15,188	14,810	—	—	15,188	—
Derivative liabilities (1)	100	139	—	100	—	—
Payable for collateral under securities loaned and other transactions	1,314	1,314	—	1,314	—	—
Investment contracts included in separate account liabilities	2,616	2,616	—	2,616	—	—
Separate account liabilities	93	93	—	93	—	—
Total liabilities	$20,149	$19,818	$—	$4,123	$16,026	$—

MTL - 32

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets
Bonds	$19,287	$21,028	$1,309	$14,790	$3,188	$—
Preferred stocks	27	28	—	27	—	—
Common stock - unaffiliated	76	76	—	71	5	—
Mortgage loans	5,870	6,423	—	—	5,870	—
Cash, cash equivalents and short-term investments	1,771	1,770	1,652	117	2	—
Contract loans	1,389	1,223	—	—	1,389	—
Derivative assets (1)	273	301	—	273	—	—
Other invested assets	65	65	—	45	20	—
Investment income due and accrued	232	232	—	232	—	—
Separate account assets	26,319	27,526	2,251	15,589	8,479	—
Total assets	$55,309	$58,672	$5,212	$31,144	$18,953	$—

Liabilities
Investment contracts included in:
Reserves for life and health insurance and annuities	$1,209	$1,232	$—	$—	$1,209	$—
Liability for deposit-type contracts	12,610	12,505	—	—	12,610	—
Derivative liabilities (1)	28	8	—	28	—	—
Payable for collateral under securities loaned and other transactions	1,707	1,707	—	1,707	—	—
Investment contracts included in separate account liabilities	846	846	—	846	—	—
Separate account liabilities	4	4	—	4	—	—
Total liabilities	$16,404	$16,302	$—	$2,585	$13,819	$—

(1)	Classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

The methods and significant assumptions used to estimate the fair value of all admitted financial instruments are presented below.

The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

When developing estimated fair values, the Company considers two broad valuation techniques: (i) the market approach and (ii) the income approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs.

The Company categorizes its financial assets and liabilities into a three-level hierarchy, based on the significant input with the lowest level in their valuation. The input levels are as follows:

Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for common stocks. The size of the bid/ask spread is used as an indicator of market activity for bonds.

MTL - 33

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Level 2	-	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar but not identical assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	-	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets and liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates, generally causing such investments to be classified in Level 3.

Excluded from the disclosure are general account investments accounted for under the equity method.

Bonds, Stocks, Cash, Cash Equivalents and Short-term Investments, Including Affiliated Securities

When available, the estimated fair value for bonds, including ABS, affiliated securities, preferred stocks, unaffiliated common stocks, cash equivalents and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these investments are classified in Level 1 and are the most liquid of the Company’s securities holdings and valuation of these securities do not involve management’s judgment.

When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Generally, these investments are classified in Level 2.

When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation; and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances. Generally, these investments are classified in Level 3.

The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company’s securities holdings.

The estimated fair value for cash approximates carrying value and is classified in Level 1 given the nature of cash.

MTL - 34

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company invests in money market mutual funds and bond mutual funds that primarily back certain non-qualified employee retirement plans and deferred compensation plans that are direct liabilities of the Company. All funds are registered under the Act and are carried at NAV. The money market funds, included in cash equivalents, comply with Rule 2a-7 of the Act. These funds seek current income consistent with stability of principal by investing in U.S. Treasury and agency bonds that have short-term maturities. These cash equivalent assets are valued using a NAV of $1 per share. The bond mutual fund, included in common stocks, is an intermediate-term fund that seeks to maximize capital appreciation and income by investing primarily in investment grade U.S. corporate and U.S. Treasury and agency bonds. Its NAV fluctuates on a daily basis in line with the underlying estimated fair value of its investments, less associated fund liabilities.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Contract Loans

The estimated fair value for contract loans with fixed interest rates determined using a DCF model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and these investments are classified in Level 3.

Derivatives

The estimated fair value of OTC derivatives is determined through the use of pricing models. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in pricing models. Generally, these derivatives are classified in Level 2.

Certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the relevant curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments. Generally, these derivatives are classified in Level 3.

MTL - 35

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Most inputs for OTC derivatives are mid-market inputs but, in certain cases, liquidity adjustments are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect the net change in capital and surplus.

Other Invested Assets

The estimated fair value of receivables for cash collateral pledged on derivatives and receivables for investments other than securities, which are included in other invested assets, approximates carrying value as these receivables are short-term in nature and the Company believes that there is minimal risk of material changes in the credit of the counterparties. These amounts are generally classified in Level 2.

For the remaining other invested assets, the estimated fair value is determined using the methodologies as described in the above sections titled “Bonds, Stocks, Cash, Cash Equivalents and Short-term Investments, Including Affiliated Securities” and “Mortgage Loans,” based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried under the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified in Level 2.

Investment Contracts Included in Reserves for Life and Health Insurance and Annuity Contracts and Liability for Deposit-Type Contracts

The fair value of investment contracts included in reserves for life and health insurance and annuity contracts and in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Under Securities Loaned and Other Transactions

The estimated fair value of amounts payable for collateral under securities loaned and other transactions approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Separate Accounts

Separate account assets and liabilities are generally carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Level 1 assets are comprised of common stock, derivative assets and liabilities, U.S. Treasury and agency bonds, cash, cash equivalents and short-term investments. Common stocks are valued based upon unadjusted quoted prices in active markets that are readily and regularly available. Derivative assets and derivative liabilities are comprised of exchange-traded interest rate derivatives (option-based). These derivatives are principally valued based on quoted market prices. U.S. Treasury and agency securities are valued based upon unadjusted quoted prices in active markets that are readily and regularly available. The estimated fair value of cash equivalents and short-term investments approximates carrying value due to the short-term maturities of these instruments.

MTL - 36

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Level 2 assets consist of mutual funds and hedge funds without readily determinable fair values given prices are not published publicly, redeemable and non-redeemable preferred stock, certain bonds that include U.S. corporate and foreign corporate, foreign government, municipals and ABS and certain derivative assets and liabilities. Mutual funds and hedge funds are valued based upon quoted prices or reported NAVs provided by the fund manager. U.S. corporate and foreign corporate, municipals and ABS are valued using the market approach where market quotes are available but not considered actively traded, and the income approach based primarily on discounting expected future cash flows or other similar techniques using standard market observable inputs.

Level 3 assets consist of ABS, mortgage loans and other invested assets. ABS are valued using the market approach where market quotes are available but not considered actively traded or inputs are unobservable. Mortgage loans are valued based on expected future cash flows and discounting them using current interest rates for similar loans with similar credit risk. Other invested assets are valued under the equity method and are generally based on the Company’s share of the net asset value as provided in the financial statements of the investees.

The difference between the estimated fair value of separate account assets in the table above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are not considered financial instruments.

Investment contracts included in separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these separate account liabilities, which represents an equivalent summary total of the separate account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the separate account assets backing the investment contracts.

The difference between the estimated fair value of investment contracts and derivatives included in separate account liabilities in the table above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts due under contracts that are accounted for as insurance contracts.

MTL - 37

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31:

	2025
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	NAV	Total
Assets
Bonds
ICO	$—	$1	$1	$—	$2
Total bonds	—	1	1	—	2
Common stocks
Industrial & Miscellaneous	1	72	—	—	73
Short-term investments	—	—	—	—	—
Cash equivalents	—	—	—	5	5
Derivative assets (1)
Interest rate	—	10	—	—	10
Foreign currency exchange rate	—	28	—	—	28
Total derivative assets	—	38	—	—	38
Other invested assets	—	14	—	—	14
Separate Account assets (2)	1,844	9,925	30	—	11,799
Total assets	$1,845	$10,050	$31	$5	$11,931
Liabilities
Derivative liabilities (1)
Interest rate	$—	$1	$—	$—	$1
Foreign currency exchange rate	—	14	—	—	14
Total derivative liabilities	—	15	—	—	15
Total liabilities	$—	$15	$—	$—	$15

MTL - 38

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	NAV	Total
Assets
Bonds
Unaffiliated Bank Loans	$—	$1	$—	$—	$1
Total bonds	—	1	—	—	1
Common stocks
Industrial & Miscellaneous	—	71	5	—	76
Short-term investments	—	—	—	—	—
Cash equivalents	—	—	—	—	—
Derivative assets (1)
Interest rate	—	7	—	—	7
Foreign currency exchange rate	—	45	—	—	45
Total derivative assets	—	52		—	52
Other invested assets	—	—		—	—
Separate Account assets (2)	1,181	7,155	130	—	8,466
Total assets	$1,181	$7,279	$135	$—	$8,595
Liabilities
Derivative liabilities (1)
Interest rate	$—	$—	$—	$—	$—
Foreign currency exchange rate	—	—	—	—	—
Total derivative liabilities	—	—	—	—	—
Total liabilities	$—	$—	$—	$—	$—

(1)	Derivative assets and derivative liabilities presented in the tables above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs. The amounts are presented gross in the table above to reflect the presentation in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
(2)	Separate account assets are subject to general account claims to the extent that the value of such assets exceeds the separate account liabilities. Investments (stated generally at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Separate account assets as presented in the table above may differ from the amounts presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus because certain of these investments are not measured at estimated fair value.

MTL - 39

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Rollforward Table- Level 3 Assets and Liabilities

A rollforward of the estimated fair value measurements for all assets and liabilities measured and reported at estimated fair value using significant unobservable (Level 3) inputs for their respective time periods is as follows:

	Estimated Fair Value Measurements in Level 3 of the Fair Value Hierarchy
	Balance, January 1, 2025	Transfer into Level 3 (1)	Transfer out of Level 3 (1)	Total Gains and Losses included in Net Income (2)	Total Gains and Losses included in Capital and Surplus	Purchases (3)	Sales (3)	Issuances (3)	Settlements (3)	Balance, December 31, 2025
Assets
Bonds - ICO
Common stocks - Industrial & miscellaneous	$—	$—	$—	$—	$—	$1	$—	$—	$—	$1
Short-term investments	5	—	—	(1)	—	—	(4)	—	—	—
Other invested assets	—	—	—	(1)	—	1	—	—	—	—
Separate Accounts (4)	—	—	—	—	—	—	—	—	—	—
Total	130	25	(1)	(4)	5	4	(129)	—	—	30
	$135	$25	$(1)	$(6)	$5	$6	$(133)	$—	$—	$31

	Estimated Fair Value Measurements in Level 3 of the Fair Value Hierarchy
	Balance, January 1, 2024	Transfer into Level 3 (1)	Transfer out of Level 3 (1)	Total Gains and Losses included in Net Income (2)	Total Gains and Losses included in Capital and Surplus	Purchases (3)	Sales (3)	Issuances (3)	Settlements (3)	Balance, December 31, 2024
Assets
Bonds - Industrial and miscellaneous	$1	$—	$(1)	$—	$—	$—	$—	$—	$—	$—
Bond - Unaffiliated Bank Loans	1	—	(1)	—	—	—	—	—	—	—
Common stocks - Industrial & miscellaneous	7	—	—	(3)	1	—	—	—	—	5
Short-term investments	—	—	—	—	—	—	—	—	—	—
Other invested assets	1	—	—	(1)	—	—	—	—	—	—
Separate Accounts	179	—	(1)	—	(24)	2	(26)	—	—	130
Total	$189	$—	$(3)	$(4)	$(23)	$2	$(26)	$—	$—	$135

(1)	Bonds that were measured at estimated fair value at the beginning of the period as estimated fair value was less than amortized cost at the beginning of the period, but were measured at amortized cost at the end of the period as estimated fair value was greater than amortized cost at the end of the period are reported within transfer out of Level 3 column in the amount of $0 and $2 during the years ended December 31, 2025 and 2024.
(2)	Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)	The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/ settlement proceeds (for sales and settlements) are based upon the actual date purchased/issued or sold.
(4)	Separate account assets and liabilities are presented net for purposes of the rollforward.

MTL - 40

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Transfers between Levels

Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

Transfers into or out of Level 3

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event or one or more significant input(s) becoming observable.

Valuation Techniques and Inputs for Level 2 and Level 3 Assets and Liabilities by Major Classes of Assets and Liabilities

See the above section titled “Fair Value Information - Estimated Fair Value of All Financial Instruments” for information on how the estimated fair value of financial instruments is determined. Information related to the valuation techniques and inputs for Level 2 and Level 3 assets and liabilities that are measured and reported at estimated fair value as of the reporting date by major classes of assets and liabilities is presented in the table below.

Instrument	Level 2 Observable Inputs	Level 3 Unobservable Inputs
Bonds
ICO

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● quoted prices in markets that are not active

● benchmark U. S. Treasury yield or other yields

● the spread off the U.S. Treasury yield curve for the identical security

● issuer ratings and issuer spreads; broker-dealer quotes

● comparable securities that are actively traded; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

Valuation Techniques: Principally the market approach.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

● delta spread adjustments to reflect specific credit-related issues

● illiquidity premium

MTL - 41

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Common Stocks
Valuation Techniques: Principally the market approach Key Input: ● quoted prices in markets that are not active

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit ratings; issuance structures

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

Derivatives (2)
Interest rate
Valuation Techniques: Principally the income approach Key Inputs: ● swap yield curves ● basis curves ● interest rate volatility (3)	● not applicable
Foreign currency exchange rate
Valuation Techniques: Principally the income approach Key Inputs: ● swap yield curves ● basis curves ● currency spot rates ● cross currency basis curves	● not applicable
Credit
Valuation Techniques: Principally the income approach Key Inputs: ● swap yield curves ● credit curves ● recovery rates	● not applicable
Other Invested Assets
Debt securities that do not qualify for Bonds

Valuation Techniques: Principally the market approach.

Key Inputs:

● quoted prices in markets that are not active

● benchmark yields; spreads off benchmark yields; new issuances; issuer rating

● trades of identical or comparable securities; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

● not applicable
Residual Tranches or Interests
● not applicable

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● credit spreads

● independent non-binding broker quotations

MTL - 42

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Separate Account assets (1)
Bonds
ICO

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● quoted prices in markets that are not active

● benchmark U. S. Treasury yield or other yields

● the spread off the U.S. Treasury yield curve for the identical security

● issuer ratings and issuer spreads; broker-dealer quotes

● comparable securities that are actively traded; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

Valuation Techniques: Principally the market approach.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

● delta spread adjustments to reflect specific credit-related issues

● illiquidity premium

ABS

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● current and forecasted loss severity; ratings; geographic region

●  weighted average coupon and weighted average maturity

● average delinquency rates; debt-service coverage ratios

● issuance-specific information, including, but not limited to:

● collateral type; structure of the security; vintage of the loans

● payment terms of the underlying assets

● payment priority within the tranche; deal performance

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

Common Stocks and Preferred Stocks - unaffiliated
Valuation Techniques: Principally the market approach. Key Inputs: ● quoted prices in markets that are not active

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit ratings, issuance structures

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

MTL - 43

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Other Invested Assets
Debt securities that do not qualify for Bonds

Valuation Techniques: Principally the market approach.

Key Inputs:

● quoted prices in markets that are not active

● benchmark yields; spreads off benchmark yields; new issuances; issuer rating

● trades of identical or comparable securities; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

●  illiquidity premium

● delta spread adjustments to reflect specific credit-related issues

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

Residual Tranches or Interests

Valuation Techniques: Principally the market approach.

Key Inputs:

● quoted prices in markets that are not active

● spreads for actively traded securities; spreads off benchmark yields

● expected prepayment speeds and volumes

● current and forecasted loss severity; ratings; geographic region

● weighted average coupon and weighted average maturity

● average delinquency rates; debt-service coverage ratios

●  credit ratings

● issuance-specific information, including, but not limited to:

● collateral type; structure of the security; vintage of the loans

● payment terms of the underlying assets

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● credit spreads

● independent non-binding broker quotations

(1)	Estimated fair value equals carrying value, based on the value of the underlying assets.
(2)	Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
(3)	Option-based only
(4)	Extrapolation beyond the observable limits of the curve(s)

MTL - 44

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Quantitative Information about Significant Unobservable Inputs used in the Fair Value Measurement of Financial Instruments Classified as Level 3

The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset classes measured and reported at estimated fair value using significant unobservable inputs (Level 3):

			December 31, 2025			December 31, 2024
	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average (1)	Range		Weighted Average (1)	Impact of Increase in Input on Estimated Fair Value (2)
Securities:
Bonds – ICO (3)	• Matrix Pricing	• Offered quotes (4)	73	73	73	N/A	N/A	N/A	Increase
Bonds – ICO (3)	• Consensus Pricing	• Offered quotes (4)	—	—	—	N/A	N/A	N/A	Increase
Bonds - ABS (3)	• Market Pricing	• Quoted prices (4)	40	40	40	N/A	N/A	N/A	Increase
Bonds - Industrial & Miscellaneous (3)	Consensus Pricing	• Offered quotes (4)	—	—	—	93	93	93	Increase
Short- Term Investments(3)	• Consensus Pricing	• Offered quotes (4)	17	17	17	N/A	N/A	N/A	Increase
Common Stocks	• Market Pricing	• Quoted prices (4)	N/A	N/A	N/A	20	20	20	Increase
Common Stocks	• Consensus Pricing	Offered quotes (4)	1	1	1	6	6	6	Increase

(1)	The weighted average for bonds and stocks is determined based on the estimated fair value of the securities.
(2)	The impact of a decrease in input would have the opposite impact on the estimated fair value.
(3)	Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.
(4)	For this unobservable input, range and weighted average are presented in accordance with the market convention for bonds of dollars per hundred dollars of par and stocks of price per share.

Valuation techniques and significant unobservable inputs used in the estimated fair value measurement for other types of financial instruments classified within Level 3, including those within separate account assets, generally use the same valuation techniques and significant unobservable inputs as previously described for Level 3 bonds and stocks. This includes matrix pricing and DCF methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non- binding broker quotations.

MTL - 45

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 3 – Investments

Bonds, Preferred Stocks and Common Stocks by Sector

The following table presents the book/adjusted carrying value or cost, gross unrealized gains and losses and estimated fair value of bonds, preferred stocks and common stocks owned at December 31:

	2025

	Book/	Gross Unrealized
	Adjusted Carrying			Estimated
	Value	Gains	Losses	Fair Value
ICO:
Corporate bonds - unaffiliated	$5,642	$78	$536	$5,184
Project finance bonds issued by operating company - unaffiliated	3,160	33	270	2923
U.S. Government obligations	2,058	6	246	1818
Non-U.S. sovereign jurisdictions	1,691	39	85	1645
Bank loans - acquired - unaffiliated	1,120	6	5	1121
Bonds issued from funds representing operating entities - unaffiliated	1,007	3	114	896
Municipal bonds - special revenues	489	8	55	442
Single entity backed obligations -unaffiliated	308	1	39	270
Other U.S. government obligations	109	—	1	108
Corporate bonds - affiliated	69	—	2	67
Municipal bonds - general obligations	38	1	1	38
ABS:
Not/partially guaranteed agency residential MBS	2,487	43	129	2,401
Non-agency residential MBS - unaffiliated	2,291	35	97	2,229
Other financial ABS - self liquidating - unaffiliated	1,126	9	19	1,116
Non-agency CLO/CBOs/CDOs - unaffiliated	756	1	1	756
Full analysis - lease-backed securities - unaffiliated	745	8	13	740
Non-agency commercial MBS - unaffiliated	545	5	20	530
Practical expedient - other non-financial ABS - unaffiliated	349	11	16	344
Guaranteed agency residential MBS	337	9	5	341
Not self-liquidating - equity-backed securities - unaffiliated	150	1	3	148
Practical expedient - lease-backed securities - unaffiliated	98	1	—	99
Not/partially guaranteed agency commercial MBS	35	—	8	27
Guaranteed agency commercial MBS	19	—	2	17
Total bonds	$24,629	$298	$1,667	$23,260
Preferred Stocks:
Preferred - unaffiliated	$51	$1	$1	$51

		Gross Unrealized		Estimated
	Cost	Gains	Losses	Fair Value
Common Stocks:
Common stocks - unaffiliated	$72	$1	$—	$73

MTL - 46

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
	Book/	Gross Unrealized
	Adjusted Carrying Value	Gains	Losses	Estimated Fair Value
Bonds:
U.S. corporate	$5,300	$17	$665	$4,652
Foreign corporate	4,140	56	378	3,818
RMBS	4,159	22	351	3,830
U.S. Treasury and agency	2,499	3	272	2,230
ABS & CLO	1,991	12	53	1,950
Foreign government	1,702	51	82	1,671
CMBS	729	9	38	700
Municipals (1)	439	1	74	366
Affiliated	69	1	—	70
Total bonds	$21,028	$172	$1,913	$19,287

Preferred Stocks:
Preferred	$28	$—	$1	$27

		Gross Unrealized		Estimated
	Cost	Gains	Losses	Fair Value
Common Stocks:
Common stocks - unaffiliated	$76	$—	$—	$76

(1) Municipals includes taxable and tax-exempt revenue bonds and general obligations of states, municipalities and political subdivisions.

The Company held non-income producing bonds with a book/adjusted carrying value of $1 and $1 at December 31, 2025 and 2024, respectively.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows, at December 31, 2025:

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$1,032	$1,036
Due after one year through five years	2,359	2,339
Due after five years through ten years	3,750	3,631
Due after ten years through twenty years	3,945	3,657
Due after twenty years	4,605	3,849
Subtotal	15,691	14,512
ABS	8,938	8,748
Total	$24,629	$23,260

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. ABS are shown separately, as they are not due at a single maturity date.

MTL - 47

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Continuous Gross Unrealized Losses for Bonds and Stocks – By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds and stocks in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31:

	2025				2024
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$1,310	$128	$2,107	$455	$1,614	$336	$2,012	$329
Foreign corporate	1,370	93	1,345	289	1,006	99	1,522	279
RMBS	446	16	1,187	215	1,601	87	1,245	264
U.S. Treasury and agency	507	62	667	185	779	54	613	218
ABS & CLO	804	11	505	41	345	16	544	37
Foreign government	431	11	467	74	418	14	459	68
CMBS	86	5	176	25	118	7	292	31
Municipals (1)	44	6	176	51	185	26	155	48
Total bonds	$4,998	$332	$6,630	$1,335	$6,066	$639	$6,842	$1,274
Stocks - unaffiliated	$24	$1	$2	$—	$19	$1	$—	$—
Total number of securities in an unrealized loss position	989		1,382		928		1,608

Loan-backed Security Holdings - OTTI Losses and Aging of Unrealized Losses

The following table shows the estimated fair value and gross unrealized losses of ABS held as of the end of the year for which an OTTI loss has not been recognized in earnings as a realized capital loss, aggregated by length of time these bonds have been in a continuous gross unrealized loss position, measured as the difference between estimated fair value and amortized cost, at December 31:

	Aging of Gross Unrealized Losses on ABS
	Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
2025	$1,375	$34	$1,868	$281
2024	$2,030	$109	$2,082	$333

MTL - 48

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Evaluating Temporarily Impaired Bonds and Stocks for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. With respect to ABS in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company’s current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company’s current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds decreased $246 during the year ended December 31, 2025 to $1,667 from $1,913 at December 31, 2024. The decrease in gross unrealized losses for the year ended December 31, 2025 was primarily attributable to a decrease in interest rates.

At December 31, 2025, $1,335 of the total $1,667 of gross unrealized losses were from 1,381 bonds with an unrealized loss position for twelve months or greater.

Investment Grade Bonds (NAIC 1 - 2 designated bonds)

Of the $1,335 of gross unrealized losses on bonds with an unrealized loss for twelve months or greater, $1,312, or 98%, were related to gross unrealized losses on 1,341 investment grade bonds. Unrealized losses on investment grade bonds were principally related to narrowing credit spreads since purchase, and with respect to fixed-rate bonds, rising interest rates since purchase.

Below Investment Grade Bonds (NAIC 3 - 6 designated bonds)

Of the $1,335 of gross unrealized losses on bonds with an unrealized loss for twelve months or greater, $23, or 2%, were related to gross unrealized losses on 40 below investment grade bonds.

Unrealized losses on below investment grade bonds were principally related to foreign corporate, U.S. corporate bonds (primarily industrial and financial institutions) and ABS were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties, and with respect to fixed-rate bonds, rising interest rates since purchase. Management evaluates these Foreign corporate and U.S. corporate bonds based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

MTL - 49

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Stocks - Unaffiliated

Gross unrealized losses on stocks remained $1 during the year ended December 31, 2025 and December 31, 2024.

NAIC Designation of 5GI Securities

As of December 31, 2025, the Company held 1 security with a NAIC designation of 5GI with a book/ adjusted carrying value of $3 and an estimated fair value of $3. As of December 31, 2024, the Company held 1 security with a NAIC designation of 5GI with a book/adjusted carrying value of $8 and an estimated fair value of $8.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31:

	2025		2024
	Amount	Percent	Amount	Percent
Commercial	$3,067	45%	$3,218	50%
Agricultural	2,239	33	2,275	35
Residential	1,474	22	943	15
Total mortgage loans	6,780	100	6,436	100
Less: valuation allowances	20	—	13	—
Total mortgage loans, net	$6,760	100%	$6,423	100%

The amount of mortgage loan participations included in the table above was $4,461 and $4,665 at December 31, 2025 and 2024, respectively.

Valuation Allowance by Portfolio Segment

The following table presents the changes in valuation allowances, by portfolio segment, as follows:

	Commercial	Agricultural	Total
Balance, January 1, 2024	$—	$—	$—
Provision (release)	11	5	16
Charge-offs, net of recoveries	—	(3)	(3)
Balance, December 31, 2024	11	2	13
Provision (release)	25	1	26
Charge-offs, net of recoveries	(19)	—	(19)
Balance, December 31, 2025	$17	$3	$20

MTL - 50

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate primarily located in the U.S. and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company’s total mortgage loans at December 31, 2025 were as follows:

State	Percent of Total Mortgage Loans
California	24%
Texas	8
Florida	8
New York	5
Total	45%

Generally, the Company, as the lender, lends loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate mortgage loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company’s standards. The maximum percentage of any one mortgage loan to the value of the underlying real estate at the time of the origination and originated during the years ended December 31, 2025 and 2024 was 83% and 96%, respectively.

The maximum and minimum interest rates for mortgage loans funded during 2025 and 2024, by portfolio segment, were:

	2025		2024
	Maximum	Minimum	Maximum	Minimum
Commercial	8.00%	3.73%	15.00%	3.59%
Agricultural	6.84%	5.21%	10.32%	2.90%
Residential	13.45%	3.38%	10.38%	2.50%

During 2025 and 2024, the Company reduced interest rates on outstanding mortgage loans, by portfolio segment, as follows:

	2025			2024
	Weighted Average Percentage Reduced	Recorded Investment	Number of Loans	Weighted Average Percentage Reduced	Recorded Investment	Number of Loans
Commercial	0.7%	$532	106	0.9%	$708	136
Agricultural	0.7%	$105	31	0.9%	$150	32
Residential	1.8%	$1	4	—%	$—	—

MTL - 51

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31:

	2025
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$1,597	$1	$28	$1,626	53%
65% to 75%	529	21	50	600	19
76% to 80%	191	3	10	204	7
Greater than 80%	347	156	134	637	21
Total	$2,664	$181	$222	$3,067	100%

	2024
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$1,275	$123	$36	$1,434	44%
65% to 75%	804	33	30	867	27
76% to 80%	167	8	6	181	6
Greater than 80%	558	66	112	736	23
Total	$2,804	$230	$184	$3,218	100%

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31:

	2025		2024
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$2,095	94%	$2,208	97%
65% to 75%	110	5	63	3
Greater than 80%	34	1	4	—
Total	$2,239	100%	$2,275	100%

MTL - 52

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Credit Quality of Residential Mortgage Loans

Information about the credit quality of residential mortgage loans is presented below at December 31:

	2025		2024
Performance indicators:	Recorded Investment	% of Total	Recorded Investment	% of Total
Performing	$1,446	98%	927	98%
Nonperforming	28	2	16	2
Total	$1,474	100%	943	100%

Age Analysis of Mortgage Loans

The Company’s age analysis of mortgage loans, by portfolio segment, was as follows at December 31:

	2025
	Commercial	Agricultural	Residential	Total
Recorded Investment Current	$3,023	$2,217	$1,445	$6,685
30-59 days past due	$17	$—	$—	$17
60-89 days past due	$3	$—	$7	$10
90-179 days past due	$15	$8	$7	$30
180+ days past due	$9	$14	$15	$38

	2024
	Commercial	Agricultural	Residential	Total
Recorded Investment Current	$3,194	$2,209	$927	$6,330
30-59 days past due	$5	$12	$—	$17
60-89 days past due	$—	$—	$6	$6
90-179 days past due	$5	$—	$6	$11
180+ days past due	$14	$54	$4	$72

The Company has a high quality, well performing, mortgage loan portfolio, with 99% mortgage loans classified as current at both December 31, 2025 and 2024. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans - 60 days and agricultural mortgage loans - 90 days.

MTL - 53

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Impaired and Nonaccrual Mortgage Loans

The Company’s investment in impaired mortgage loans with or without a valuation allowance and nonaccrual mortgage loans, by portfolio segment, was as follows:

	2025
	Commercial	Agricultural	Residential	Total
With valuation allowance	$84	$14	$—	$98
No valuation allowance	$65	$50	$18	$133
Average recorded investment	$127	$62	$12	$201
Recorded investments on nonaccrual status	$79	$16	$18	$113

	2024
	Commercial	Agricultural	Residential	Total
With valuation allowance	$56	$2	$—	$58
No valuation allowance	$31	$51	$6	$88
Average recorded investment	$45	$33	$4	$82
Recorded investments on nonaccrual status	$45	$7	$6	$58

Investments in Companies Valued Utilizing the Look-Through Approach

The Company utilizes the look-through approach in valuing its investment in the following downstream non-insurance companies. At December 31, 2025, the carrying values are as shown below:

Name	Statement Value
ML Mililani Member, LLC	$40
MetLife Camino Ramon Member, LLC	$39
MetLife Park Tower Member, LLC	$39
MTL GV Owner, LLC	$29
MetLife 555 12th Member LLC	$26
ML Bellevue Member, LLC	$14
ML Port Chester SC Member LLC	$12
ML Terminal 106 Member LLC	$9
ML Southlands Member, LLC	$7
MetLife CC Member, LLC	$6
ML - AI Member 4, LLC	$5
ML Armature Member LLC	$5
ML Beachwood Place LLC	$5
ML Cerritos TC Member LLC	$3
MTL HS Member LLC	$1

The Company does not obtain GAAP audited financial statements for the companies listed above and has limited the admitted value of its investment in them to the value contained in the downstream GAAP audited financial statements, including adjustments required by SSAP 97 of SCA entities and/or non-SCA entities under SSAP 48, that are owned by downstream non-insurance company and valued in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations of downstream non-insurance companies, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these companies, if not already recorded in the financial statements of the Company.

MTL - 54

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Concentrations of Credit Risk

Investments in any counterparty that were greater than 10% of surplus included U.S. Treasury and agency securities with a book/adjusted carrying value of $2,846 and $3,486 at December 31, 2025 and 2024, respectively.

Investments in any counterparty that were greater than 10% of surplus, other than the U.S. government and its agencies, were fixed-income bonds of certain Canadian provinces and U.K. and Northern Ireland government with a book/adjusted carrying value of $638 at December 31, 2025 and fixed-income bonds of certain Canadian provinces and the Canadian government with a book/adjusted carrying value of $716 at December 31, 2024.

Securities Lending

Outstanding securities lending transactions accounted for as secured borrowings are presented below at December 31:

	2025	2024
Securities on loan: (1)
Book adjusted carrying value	$1,395	$1,679
Estimated fair value	1,228	1,475
Aging of cash collateral liability:
Open (2)	$381	$574
Less than thirty days	597	765
Thirty days or greater but less than sixty days	284	173
Sixty days or greater but less than ninety days	—	—
Total cash collateral received (3)	1,262	1,512
Security collateral on deposit from counterparties	—	—
Total cash and security collateral	$1,262	$1,512

(1)	Included within bonds, short-term investments and cash equivalents.
(2)	The related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.
(3)	Included within payable for collateral under securities loaned and other transactions.

MTL - 55

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The book/adjusted carrying value and estimated fair value of the reinvestment portfolio by contractual maturity dates, was as follows at December 31:

	2025		2024
	Book/Adjusted Carrying Value	Estimated Fair Value	Book/Adjusted Carrying Value	Estimated Fair Value
Long-term, short-term and cash equivalent bonds - by maturity date:
Less than thirty days	$37	$37	$133	$133
Thirty days or greater but less than sixty days	115	115	7	7
Sixty days or greater but less than ninety days	18	18	18	18
Ninety days or greater but less than one hundred and twenty days	47	46	—	—
One hundred and twenty days or greater but less than one hundred and eighty days	44	44	47	47
One hundred and eighty days or greater but less than one year	52	53	40	40
One year or greater but less than two years	49	49	247	245
Two years or greater but less than three years	52	52	63	62
Three years or greater, or perpetual hybrid securities	845	810	938	876
Total long-term, short-term and cash equivalent bonds	1,259	1,224	1,493	1,428
Preferred stocks	2	2	2	2
Derivatives	1	1	2	2
Payables, receivables, cash and all other, net	5	5	10	10
Total reinvestment portfolio	1,267	1,232	1,507	1,442
Total reinvestment portfolio and security collateral	$1,267	$1,232	$1,507	$1,442

The reinvestment portfolio acquired with cash collateral consisted principally of high quality, liquid, publicly traded long-term bonds, short-term investments, cash equivalents, or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities are returned to the Company.

Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and since the Company does not have exclusive control, it is not reflected in invested assets in the accompanying financial statements.

MTL - 56

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Restricted Assets

The table below provides a summary of restricted assets at book/adjusted carrying value at December 31:

	2025
	Total General Account	Total Separate Account	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	General Interrogatory Amount	Difference
Collateral held under security lending agreements	$1,390	$5	$1,395	1.9%	1.9%	$1,262	$128
FHLB capital stock	72	—	72	0.1	0.1	$72	$—
State deposits	7	—	7	—	—	$7	$—
Other regulatory deposits	1,459	—	1,459	2.0	2.0	$1,459	$—
Pledged collateral to FHLB	2,057	—	2,057	2.9	2.9	$2,057	$—
Derivative OTC bilateral – securities pledged (2)	145	129	274	0.4	0.4	$274	$(129)
Derivative OTC cleared – securities pledged (2)	28	—	28	—	—	$28	$—
Derivative OTC cleared - cash pledged (2)	6	—	6	—	—	$6	$—
Assets pledged to support reinsurance agreements	591	—	591	0.8	0.8	$—	$591
Collateral assets received and on balance sheet	51	14	65	0.1	0.1
Assets held under modco reinsurance agreements	7,283	11,340	18,623	25.9	26.0
Assets held under funds withheld reinsurance agreements	1,713	—	1,713	2.4	2.4
Total pledged and restricted assets	$14,802	$11,488	$26,290	36.5%	36.6%

(2) These amounts are combined in the Annual Statement General Interrogatory entitled “Pledged as collateral not captured in other categories”.

	2024
	Total General Account	Total Separate Account	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Collateral held under security lending agreements	$1,475	$204	$1,679	2.7%	2.7%
FHLB capital stock	71	—	71	0.1	0.1
State deposits	7	—	7	—	—
Other regulatory deposits	1,582	—	1,582	2.5	2.5
Pledged collateral to FHLB	2,040	—	2,040	3.2	3.3
Derivative OTC bilateral – securities pledged	76	63	139	0.2	0.2
Derivative OTC cleared – securities pledged	9	—	9	—	—
Derivative OTC cleared - cash pledged	7	—	7	—	—
Assets pledged to support reinsurance agreements	327	—	327	0.5	0.5
Collateral assets received and on balance sheet
Assets held under modco reinsurance agreements
Assets held under funds withheld reinsurance agreements
Total pledged and restricted assets	$5,594	$267	$5,861	9.2%	9.3%

MTL - 57

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The table below provides the collateral received and assets held under MODCO and FWH reinsurance agreements reflected as assets at December 31, 2025:

	2025					2024
	BACV
					% of
				% of BACV to	BACV to		% of BACV to	% of BACV
				Total Assets	Total		Total Assets	to Total
				(Admitted and	Admitted		(Admitted and	Admitted
Asset	Collateral	Modco	FWH	Nonadmitted)	Assets	BACV	Nonadmitted)	Assets
General Account:
Cash, cash equivalents and short-term investments	$51	$—	$—	0.1%	0.1%	$193	0.3%	0.3%
Bonds						—	—	—
Bonds - ICO	—	3,036	1,412	11.4	11.5
Bonds - ABS	—	2,580	126	6.9	7.0
Preferred stock	—	1	1	—	—	—	—	—
Common stock	—	—	—	—	—	—	—	—
Mortgage loans	—	1,601	143	4.5	4.5	—	—	—
Other invested assets	—	65	31	0.3	0.3	—	—	—
Total Assets	$51	$7,283	$1,713	23.2%	23.4%	$193	0.3%	0.3%

Separate Account:
Cash, cash equivalents and short-term investments	$14	$15	$—	0.1%	0.1%	$113	0.4%	0.4%
Bonds - ICO	—	6,078	—	18.4	18.4	—	—	—
Bonds - ABS	—	2,973	—	9.0	9.0	—	—	—
Preferred stock	—	—	—	—	—	—	—	—
Common stock	—	551	—	1.7	1.7	—	—	—
Mortgage loans	—	1,577	—	4.8	4.8	—	—	—
Other invested assets	—	146	—	0.4	0.4	—	—	—
Total Assets	$14	$11,340	$—	34.4%	34.4%	$113	0.4%	0.4%

MTL - 58

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2025
	Related Party Code
		Securitizations or Similar Investments Involving a Relationship with a Related Party the Reinsurer as Sponsor, Originator, Manager, Servicer, or Other Similar Influential Role and
Asset	Direct Loan or Investment	Which 50% or more of the underlying collateral represents investments in or direct credit exposure to the reinsurer	Which less than 50% (including 0%) of the underlying collateral represents investments in or direct credit exposure to the reinsurer	Does not involve a relationship with a the reinsurer as sponsor, originator, manager, servicer or other similar influential role.	Related to Reinsurer but not include in Elsewhere	Not Related / Affiliated
General Account:
Cash, cash equivalents and short-term investments	$—	$—	$—	$—	$—	$—
Bonds - ICO	—	—	—	—	121	4,327
Bonds - ABS	—	—	—	—	45	2,661
Preferred stock	—	—	—	—	—	2
Common stock	—	—	—	—	—	—
Mortgage loans	—	—	—	—	318	1,426
Other invested assets	—	—	—	—	4	92
Total Assets	$—	$—	$—	$—	$488	$8,508

Separate Account:
Cash, cash equivalents and short-term investments	$—	$—	$—	$—	$—	$15
Bonds - ICO	—	—	—	—	2,800	3,278
Bonds - ABS	—	—	—	—	1,074	1,899
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	551
Mortgage loans	—	—	—	—	542	1,035
Other invested assets	—	—	—	—	20	126
Total Assets	$—	$—	$—	$—	$4,436	$6,904

The Company’s recognized liability to return these collateral assets were as follows at December 31:

	2025	2024
Recognized Obligation to Return Collateral Asset (General Account)	$51	$193
Recognized Obligation to Return Collateral Asset (Separate Account)	$14	$113
Recognized Obligations for MODCO assets (General Account)	$7,283
Recognized Obligations for MODCO assets (Separate Account)	$11,340
Recognized Obligations FWH (excluding MODCO) assets (General Account)	$1,713
Recognized Obligations FWH (excluding MODCO) assets (Separate Account)	$—

MTL - 59

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Net Investment Income

The components of net investment income for the years ended December 31, were as follows:

	2025	2024
Bonds	$1,090	$888
Preferred stocks	2	1
Common stocks - affiliated	6	—
Common stocks - unaffiliated	6	7
Mortgage loans	333	301
Real estate	2	2
Cash, cash equivalents and short-term investments	66	76
Contract loans	66	72
Derivatives	30	60
Other invested assets	113	115
Gross investment income	1,714	1,522
Less: investment expenses	156	161
Net investment income, before IMR amortization	1,558	1,361
IMR amortization	21	29
Net investment income	$1,579	$1,390

All investment income due and accrued with amounts over 90 days past due is nonadmitted except for mortgage loans in default (i.e., delinquent or in the process of foreclosure), when any amounts due and accrued over 180 days past due are nonadmitted. The gross amount for interest income due and accrued is $236 and $232 of which $1 and $0 is nonadmitted and $235 and $232 is admitted as of December 31, 2025 and 2024, respectively. The cumulative amounts of paid-in-kind interest included in the current principal balance is $85 as of December 31, 2025.

MTL - 60

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Net Realized Capital Gains (Losses), Net of Federal Income Tax and IMR Transfer

Net realized capital gains (losses) on investments and derivatives were as follows for the years ended December 31:

	2025	2024
Bonds	$(42)	$(59)
Common stocks - unaffiliated	(1)	(3)
Mortgage loans	(22)	(4)
Real estate	5	—
Other invested assets	14	10
Derivatives	5	11
Other	—	(1)
Net realized capital gains (losses), before federal income tax	(41)	(46)
Less: federal income tax expense (benefit)	3	4
Net realized capital gains (losses), before IMR transfer	(44)	(50)
IMR transfer, net of federal income tax expense (benefit) of $6 and $82, respectively.	(24)	(52)
Net realized capital gains (losses), net of federal income tax and IMR transfer	$(20)	$2

Impairment losses on real estate joint ventures, other limited partnership interests and LLCs were $5 and $3 for the years ended December 31, 2025 and 2024, respectively.

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds and Stocks

Proceeds from sales and disposals of bonds (including surplus notes included in other invested assets) and stocks, and the related gross realized capital gains (losses) and the related foreign exchange capital gains (losses) included in net realized capital gains (losses), and OTTI losses were as follows for the years ended December 31:

	2025	2024
Proceeds from sales and disposals	$4,066	$2,712
Gross realized capital gains	$42	$19
Gross realized capital losses	$(76)	$(69)
Foreign exchange capital gains	$10	$—
Foreign exchange capital losses	$(16)	$(5)
OTTI losses - bonds	$(3)	$(4)
OTTI losses - stocks	$—	$(3)

For the years ended December 31, 2025 and 2024, 37 and 16 securities with callable or tender offer features were disposed which generated prepayment fee income, included within net investment income, of ($3) and ($6), respectively.

MTL - 61

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Net Negative (Disallowed) IMR

The table below provides a summary of the net negative (disallowed) IMR, which is included in special surplus at December 31:

	2025	2024
Insulated separate account	$132	$81
Total net negative (disallowed) IMR	$132	$81

The table below provides summary of the negative (disallowed) IMR admitted at December 31:

	2025	2024
Insulated separate account	$132	$81
Total net negative (disallowed) IMR	$132	$81

The Company’s calculated adjusted capital and surplus was $1,821 and $2,268 at December 31, 2025 and 2024, respectively. The percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents is 7% and 4% at December 31, 2025 and 2024, respectively.

The Company attested to the following:

●	The fixed income instruments generating IMR losses comply with the Company’s documented investment or liability management policies;

●	IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination;

●	The Company did not have any deviations to INT 23-01 paragraph 13c(i); and

●	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (i.e., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

MTL - 62

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 4 - Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31:

		2025			2024
			Book/ Adjusted			Book/ Adjusted
Primary Underlying		Notional	Carrying	Estimated	Notional	Carrying	Estimated
Risk Exposure	Instrument Type	Amount	Value	Fair Value	Amount	Value	Fair Value
Interest rate	Interest rate caps	$400	$1	$1	$750	$2	$2
	Interest rate floors	250	4	4	650	4	4
	Interest rate forwards	22	—	—	—	—	—
	Interest rate options	1,324	4	4	308	1	1
	Interest rate swaps	944	—	(36)	400	—	(36)
Foreign currency	Foreign currency swaps	4,201	(21)	52	3,607	283	271
exchange rate	Foreign currency forwards	700	(2)	(2)	237	3	3
Credit	Credit default swaps	7	—	—	12	—	—
Other Derivatives	Longevity swaps	1,000	—	—	1,000	—	—
	Total	$8,848	$(14)	$23	$6,964	$293	$245

Interest Rate Derivatives

The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, forwards, caps, floors, and swaptions.

Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. In certain instances, the Company locks in the economic impact of existing interest rate swaps by entering into offsetting positions.

Interest rate caps are purchased by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from duration mismatches between assets and liabilities. At the outset of the contract, the Company pays a premium for the right to receive the cash payments equal to the excess of the market rate over the strike price multiplied by the notional amount, if the observed reference interest rate is above the strike level of the cap on the applicable reset date. In certain instances, the Company locks in the economic impact of existing purchased caps by entering into offsetting written caps.

Interest rate floors are purchased by the Company to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. At the outset of the contract, the Company pays a premium for the right to receive cash payments equal to the difference between the market rate and strike price multiplied by the notional amount, if the observed reference interest rate is below the strike level of the floor on the applicable reset date. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors.

MTL - 63

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Interest rate forwards are used by the Company to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. In certain instances, the Company may lock in the economic impact of existing interest rate forwards by entering into offsetting positions.

Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. Swaptions are included in interest rate options in the preceding table.

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a specified currency at the specified future date. In certain instances, the Company locks in the economic impact of existing forwards by entering into offsetting positions.

Credit Derivatives

Credit derivatives are used by the Company to hedge against credit-related changes in the value of its investments.

In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event as defined by the contract occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, and involuntary restructuring for corporate obligors, as well as repudiation, moratorium, or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered after the relevant third party, Credit Derivatives Determinations Committee, determines that a credit event has occurred.

Credit default swaps are also used in RSATs to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other bonds. These credit default swaps are not designated as hedging instruments. In certain instances, the Company may lock in the economic impact of existing credit default swaps used in RSATs by entering into offsetting positions. There were no credit default swaps used in RSATs at December 31, 2025 and 2024.

MTL - 64

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Other Derivatives

Longevity swaps are used by the Company to mitigate risk associated with life expectancy and unanticipated changes in mortality rates.

Hedging

Fair Value Hedges

The Company designates and accounts for the following as FV hedges when they have met the effectiveness requirements of SSAP 86: (i) interest rate swaps to convert fixed rate assets to floating rate assets; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.

For the years ended December 31, 2025 and 2024, there were no gains (losses) reported in change in net unrealized capital gains (losses) related to fair value derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness, except for cross currency basis spread on certain foreign currency swaps, as shown in the table below.

The hedging instruments with excluded components for determining hedge effectiveness is presented in the following table for the year ended December 31, 2025.

2025
				Aggregate	Aggregate
		Recognized	Fair Value	Amount	Amount
	Current Fair	Unrealized	Reflected in	Owed at	Owed at	Current Year	Remaining
	Value	Gain (Loss)	BACV	Maturity	Maturity	Amortization	Amortization
Cross Currency Basis	$(2)	$—	XXX	XXX	XXX	XXX	XXX

There were no hedging instruments with excluded components for determining effectiveness for the year ended December 31, 2024.

Cash Flow Hedges

The Company designates and accounts for the following as CF hedges when they have met the effectiveness requirements of SSAP 86: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, (ii) interest rate swaps to convert floating rate assets to fixed rate assets; and (iii) interest rate swaps and forwards to hedge the forecasted purchases of fixed rate investments.

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

MTL - 65

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

For the year ended December 31, 2025, there were net gains (losses) of $18 related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation. For the year ended December 31, 2024, there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company discontinued CF hedge accounting because it was no longer probable that the forecasted transaction would occur by or within two months of the anticipated date. There were no gains (losses) related to such discontinued CF hedges for the years ended December 31, 2025 and 2024.

At December 31, 2025, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed 1 year. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at December 31, 2024.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: (i) interest rate swaps, purchased caps and floors and swaptions to economically hedge its exposure to interest rates; (ii) foreign currency swaps and forwards to economically hedge its exposure to adverse movements in exchange rates; (iii) llongevity swaps to hedge the tail longevity risk of certain liabilities; (iv) credit default swaps to economically hedge its exposure to adverse movements in credit.

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31:

	Asset		Liability
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$2	$3	$—	$—

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31:

	2025	2024
Derivative component of RSATs
Credit default swaps	$1	$3

MTL - 66

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Credit Derivatives

In connection with RSATs, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. There was no credit default swaps used in RSATs at December 31, 2025 and 2024.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company’s financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31:

	Asset		Liability
	2025	2024	2025	2024
Foreign currency swaps	$499	$1,227	$741	$136
Credit default swaps	—	—	—	—
Interest rate swaps	—	10	—	30
Total	$499	$1,237	$741	$166

The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

MTL - 67

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company’s highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company’s off-balance sheet credit exposure. The off- balance sheet credit exposure of the Company’s swaps was $57 and $69 at December 31, 2025 and 2024, respectively.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The table below summarizes the collateral pledged by the Company in connection with its OTC derivatives at December 31:

	Cash (1)		Securities (2)		Total
	2025	2024	2025	2024	2025	2024
Initial Margin:
OTC-bilateral	$—	$—	$91	$48	$91	$48
OTC-cleared	—	—	28	9	28	9
Variation Margin:
OTC-bilateral	—	—	54	28	54	28
OTC-cleared	6	7	—	—	6	7
Total OTC	$6	$7	$173	$85	$179	$92

(1)	Cash collateral pledged for OTC-cleared is reported in other invested assets.
(2)	Securities pledged as collateral are reported in bonds. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives at December 31:

	Cash (1)		Securities (2)		Total
	2025	2024	2025	2024	2025	2024
Initial Margin:
OTC-bilateral	$—	$—	$—	$—	$—	$—
Variation Margin:
OTC-bilateral	51	193	45	104	96	297
OTC-cleared	—	—	—	—	—	—
Total OTC	$51	$193	$45	$104	$96	$297

(1)	Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in payable for collateral under securities loaned and other transactions.
(2)	Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require both the Company and the counterparty to maintain a specified minimum financial strength or credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if a party’s financial strength or credit ratings were to fall below the applicable minimum rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives.

MTL - 68

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 5 – Related Party Information

Service Agreements

The Company is party to a MSFA, with an affiliated services entity, MSS, and an IMA with MIM. The MSS MSFA provides for personnel, facilities and equipment to be made available and for a broad range of services to be rendered, principally by MSS. The MIM IMA provides for investment-related services to be rendered by MIM. The Company is also a party to a legacy MSA with MLIC.

The MSS MSFA, MIM IMA, MLIC service agreement, and a global service agreement with MSS are enterprise service agreements. Under these agreements, generally, personnel, facilities, equipment and services may be requested by the Company as deemed necessary for its business and investment operations. Under the MSS MSFA, MSS further agrees to make available employee participation in employee benefit plans for which MLG, the principal U.S. employer entity for the enterprise, or MLIC is the plan sponsor or obligor. All of these agreements, excluding the MIM IMA under which the Company is charged a market-based fee, involve cost allocation arrangements, under which the Company pays or receives compensation for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the personnel, facilities, equipment, services and employee benefit plan participation provided (subject to a transfer pricing mark-up as required). These expenses include, but are not limited to, compensation payable to enterprise employees performing services, such as salary, cash bonuses, stock-based compensation under MetLife incentive plans and expenses attributable to pension and post- retirement benefit plans benefiting such employees.

Total expenses under these agreements amounted to $242 and $222 for the years ended December 31, 2025 and 2024, respectively, and are split between net investment income and insurance expenses and taxes (other than federal income and capital gains taxes).

Reinsurance Agreements

The Company has reinsurance agreements with certain of MetLife’s affiliates, including MLIC, Missouri Re, and MRH, all of which are related parties.

MTL - 69

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Information regarding the significant effects of affiliated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31:

	2025	2024
Premiums and annuity considerations:
Reinsurance assumed	$86	$96
Reinsurance ceded	$(1,613)	$(868)
Benefit payments (other than dividends):
Reinsurance assumed	$55	$38
Reinsurance ceded	$(336)	$(331)
Changes to reserves, deposit-type funds and other policy liabilities:
Reinsurance assumed	$40	$69
Reinsurance ceded	$(6)	$(3)

Information regarding the significant effects of affiliated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31:

	2025	2024
Reserves for life and health insurance, annuities and deposit-type contracts:
Reinsurance assumed	$969	$929
Reinsurance ceded	$(723)	$(794)
Funds held under reinsurance treaties:
Reinsurance ceded	$—	$—

The Company has a reinsurance agreement with MLIC where the Company assumes, on a coinsurance basis, 90% of MLIC’s liabilities on certain participating whole life insurance policies issued on or after January 1, 2011. The premiums assumed were $86 and $96 for the years ended December 31, 2025 and 2024, respectively. The policy reserves assumed were $969 and $929 as of December 31, 2025 and 2024, respectively.

The Company entered into agreements to cede certain group annuity contracts issued in connection with qualifying pension risk transfer on a modified coinsurance basis to Missouri Re, an affiliate. The modified coinsurance reserves for this agreement totaled $2,445 and $2,618 as of December 31, 2025 and 2024, respectively.

The Company entered into an agreement to cede certain group annuity contracts issued in connection with qualifying pension risk transfer on a modified coinsurance basis to MRH, an affiliate. The premium ceded was $1,608 and $861 for the years ended December 31, 2025 and 2024, respectively. The modified coinsurance reserves for this agreement totaled $2,487 and $935 as of December 31, 2025 and 2024, respectively.

MTL - 70

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Investments

The Company’s admitted related party investments at book/adjusted carrying value were as follows at December 31:

Related Party Investments	2025	2024
Bonds	$69	$69
Mortgage loans	$—	$9
Joint ventures (primarily real estate and mortgage loans)	$763	$668

The Company purchases mortgage loan participations under a master participation agreement, from affiliates simultaneously with the affiliates’ origination or acquisition of mortgage loans.

	For the Years Ended
	2025	2024
Aggregate amount of loan participation interest purchased from affiliates	$818	$660
Mortgage loan principal and interest collected on behalf of the Company and remitted to the Company	$1,081	$856

In the normal course of business, the Company transfers invested assets to and from affiliates.

	For the Years Ended December 31,
	2025		2024
	BACV(1)	Fair Value(2)	BACV(1)	Fair Value(2)
Transferred bonds	$219	$219	$29	$29
Transferred mortgages	$17	$14	$1	$1
Transferred private equities	$132	$132	$2	$2
Received bonds	XXX	$21	XXX	$27
Received real estate joint ventures	$181	$181	$—	$—

(1)  BACV (including accrued interest for bonds) at the date of transfer.

(2)  Estimated Fair Value (including accrued interest for bonds and mortgage loans) at the date of transfer.

The Company’s SCA investments, as of December 31, 2025:

	Admitted	Nonadmitted	Type of NAIC	Date of Filing to the	NAIC Valuation	NAIC Disallowed Entities Valuation Method Resubmission
SCA Entities	Amount	Amount	Filing (1)	NAIC	Amount	Required Y/N
MACI	$—	$3	S1	11/01/2017	$—	N

(1)            S1 - Sub 1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

Other

The Company has receivables and payables with affiliates for services necessary to conduct its business. Receivables expected to be settled within 90 days are admitted. Receivables from affiliates, included in other assets, totaled $0 and $6 at December 31, 2025 and 2024, respectively. Payables to affiliates, included in other liabilities, totaled $17 and $24 at December 31, 2025 and 2024, respectively.

MTL - 71

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 6 – Premium and Annuity Considerations Deferred and Uncollected

Premiums and annuity considerations deferred and uncollected on life and annuity products at December 31 were as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$94	$82	$117	$105
Group life	7	7	5	5
Group annuity	320	320	306	306
Total	$421	$409	$428	$416

Note 7 – Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company purchases reinsurance in order to limit losses, minimize exposure to significant risks, and provide additional capacity for future growth.

For its individual life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company ceded to nonaffiliates, (i) an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities and (ii) certain variable annuities both on a 100% quota share basis. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company’s results of operations. The Company also uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to certain affiliates and a nonaffiliate.

The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.

The Company reinsures its business through a diversified group of reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. The Company also periodically monitors the collectability of reinsurance balances. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company remains liable for all risks reinsured in the event the reinsurers are unable to meet their obligations under the agreements.

MTL - 72

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The financial statements include the impact of reinsurance. Information regarding the significant effects of affiliated and non-affiliated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31:

	2025	2024
Premiums and annuity considerations:
Reinsurance assumed	$2,740	$2,383
Reinsurance ceded	$(11,131)	$(3,107)
Benefit payments (other than dividends):
Reinsurance assumed	$2,211	$1,854
Reinsurance ceded	$1,782	$(1,343)
Changes to reserves, deposit-type funds and other policy liabilities:
Reinsurance assumed	$506	$499
Reinsurance ceded	$(483)	$280

Information regarding the significant effects of affiliated and non-affiliated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31:

	2025	2024
Reserves for life and health insurance, annuities and deposit-type contracts:
Reinsurance assumed	$4,727	$4,195
Reinsurance ceded	$(8,148)	$(7,774)
Funds held under reinsurance treaties:
Reinsurance ceded	$1,713	$978

In 2025, the Company entered into two reinsurance agreements with Chariot Re. One to cede certain structured settlement annuity contracts and group annuity contracts associated with pension risk transfers on a funds withheld basis and another to cede certain participating whole life business on a funds withheld basis. For these transactions, the Company recorded cash, cash equivalents and short-term investments of $977, modified coinsurance reserves of $10,300, ceded reserves of $682 and a funds withheld liability of $682 within funds held under reinsurance treaties at December 31, 2025. The Company also recorded ceded premiums of $7,800 for the year ended December 31, 2025. In addition, the Company (i) recorded ceding commissions of $642 and (ii) recorded deferred gains of $461 within capital and surplus which will be amortized into income as future profits emerge.

MTL - 73

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company has ceded reinsurance to affiliated and unaffiliated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. Information regarding the unauthorized liability balances, as well as collateral amounts provided from unauthorized companies to the Company to support the ceded liabilities for affiliated and unaffiliated reinsurers was as follows at December 31:

	2025	2024
Unauthorized reinsurance liability:
Reinsurance ceded	$—	$—
LOCs held under reinsurance treaties:
Reinsurance ceded	$3	$3
Assets held in trust under reinsurance treaties:
Reinsurance ceded	$181	$151
Funds held under reinsurance treaties:
Reinsurance ceded	$682	$—

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements on a coinsurance with funds withheld basis or a modified coinsurance basis to cede in-force business to reinsurers. Any resulting deferred gains on reinsurance, net of income tax, are recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31:

	2025	2024
Balance at beginning of year	$542	$547
Deferred gains on affiliated reinsurance (1)	(46)	(45)
Ceded amortization of deferred gains	(66)	(14)
Ceded additions of affiliated deferred gains	44	54
Ceded additions of deferred gains	509	—
Balance at end of year	$983	$542

(1) See Note 5 - Related Party Information - “Reinsurance Agreements” for additional information.

Note 8 – Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured for policies issued prior to January 1, 1963. For policies issued after December 31, 1962, premiums paid beyond the date of death are returned. Reserves for surrender values in excess of the legally computed reserves amounted to $1 and $1 at December 31, 2025 and 2024, respectively.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2025 and 2024, the Company had $15,956 and $13,132, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by Domiciliary State. Reserves to cover the above insurance totaled the gross amount of $56 and $60 at December 31, 2025 and 2024, respectively.

MTL - 74

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

The tabular less actual reserve released and tabular cost have been determined by formula as described by the NAIC instructions.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and general account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

The details for other changes are as follows at December 31, 2025 :

		Ordinary		Group
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Additional actuarial reserves- Asset/liability analysis	$(6)	$—	$—	$—	$(6)
For excess of valuation net premiums over corresponding gross premiums	(4)	(4)	—	—	—
Inception of reinsurance agreement with Chariot Reinsurance, Ltd	(672)	(672)	—	—	—
Reinsurance ceded	3	3	—	—	—
Variable Annuity Aggregate Excess	1	—	1	—	—
Dividends and other (PPVL)	5	—	—	5	—
A200/Voluntary Benefit Reserve	15	—	—	—	15
Total	$(658)	$(673)	$1	$5	$9

The Company assumed structured settlement claim obligations when operating solely as an assignment company. The structured settlement obligation and the carrying value of the annuity contracts are based upon the actuarially determined present value of expected future benefit payments, which are period certain or life contingent. The Company has reduced its obligation by the carrying value of the funding annuity contracts. The carrying value of the funding annuity contracts and the corresponding obligations amounted to $5,835 and $5,940 for years ended December 31, 2025 and 2024, respectively.

MTL - 75

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 9 – Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts without life or disability contingencies were as follows at December 31:

Individual Annuities:

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At fair value	—	—	67	67	1.4
Total with market value adjustment or at fair value	—	—	67	67	1.4
At book value without adjustment (minimal or no charge adjustment)	648	—	—	648	13.9
Not subject to discretionary withdrawal:	3,956	—	—	3,956	84.7
Total (gross: direct + assumed)	4,604	—	67	4,671	100.0%
Reinsurance ceded	583	—	—	583
Total (net)	$4,021	$—	$67	$4,088

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At fair value	—	—	63	63	1.5
Total with market value adjustment or at fair value	—	—	63	63	1.5
At book value without adjustment (minimal or no charge adjustment)	693	—	—	693	17.0
Not subject to discretionary withdrawal:	3,331	—	—	3,331	81.5
Total (gross: direct + assumed)	4,024	—	63	4,087	100.0%
Reinsurance ceded	628	—	—	628
Total (net)	$3,396	$—	$63	$3,459

Group Annuities:

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$336	$1,840	$—	$2,176	8.1%
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	336	1,840	—	2,176	8.1
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal:	1,958	22,796	—	24,754	91.9
Total (gross: direct + assumed)	2,294	24,636	—	26,930	100.0%
Reinsurance ceded	1	—	—	1
Total (net)	$2,293	$24,636	$—	$26,929

MTL - 76

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
		Separate	Separate
	General	Account with	Account		Percent of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal:
With market value adjustment	$390	$184	$—	$574	2.5%
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	390	184	—	574	2.5
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal:	1,810	20,593	—	22,403	97.5
Total (gross: direct + assumed)	2,200	20,777	—	22,977	100.0%
Reinsurance ceded	1	—	—	1
Total (net)	$2,199	$20,777	$—	$22,976

Deposit-Type Contracts (no life contingencies):

	2025
		Separate	Separate
	General	Account with	Account		Percent of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At fair value	—	296	555	851	5.2
Total with market value adjustment or at fair value	—	296	555	851	5.2
At book value without adjustment (minimal or no charge adjustment)	670	—	—	670	4.1
Not subject to discretionary withdrawal:	14,828	—	—	14,828	90.7
Total (gross: direct + assumed)	15,498	296	555	16,349	100.0%
Reinsurance ceded	654	—	—	654
Total (net)	$14,844	$296	$555	$15,695

	2024
		Separate	Separate
	General	Account with	Account		Percent of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal:
With market value adjustment	$21	$—	$—	$21	0.1%
At fair value	—	243	538	781	5.6
Total with market value adjustment or at fair value	21	243	538	802	5.7
At book value without adjustment (minimal or no charge adjustment)	728	—	—	728	5.2
Not subject to discretionary withdrawal:	12,509	—	—	12,509	89.1
Total (gross: direct + assumed)	13,258	243	538	14,039	100.0%
Reinsurance ceded	716	—	—	716
Total (net)	$12,542	$243	$538	$13,323

MTL - 77

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2025	2024
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$6,310	$5,592
Supplementary contracts with life contingencies	4	3
Deposit-type contracts	14,844	12,542
Subtotal	21,158	18,137
Separate Account:
Annuities (excluding supplementary contracts)	24,703	20,840
Deposit-type contracts	851	781
Subtotal	25,554	21,621
Total annuity actuarial reserves and deposit liabilities	$46,712	$39,758

Note 10 - Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics , separately for general account and separate account products, were as follows at December 31:

		General Account
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$3,436	$3,427	$3,752	$3,433	$3,410	$3,757
Universal life with secondary guarantees	1,484	1,410	3,399	1,533	1,461	3,464
Other permanent cash value life insurance	13	4,555	6,816	5	4,512	6,847
Variable life	149	145	153	71	69	74
Variable universal life	278	266	279	283	281	283
Total	$5,360	$9,803	$14,399	$5,325	$9,733	$14,425
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	$106	XXX	XXX	$106
Accidental death benefits	XXX	XXX	2	XXX	XXX	2
Disability - active lives	XXX	XXX	8	XXX	XXX	7
Disability - disabled lives	XXX	XXX	60	XXX	XXX	64
Miscellaneous reserves	XXX	XXX	89	XXX	XXX	93
Total (gross: direct + assumed)	5,360	9,803	14,664	5,325	9,733	14,697
Reinsurance ceded	3,685	4,614	6,836	3,847	3,860	6,352
Total (net)	$1,675	$5,189	$7,828	$1,478	$5,873	$8,345

MTL - 78

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	Separate Account with Guarantees
	2025			2024
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—	—	$—	$—
Universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	1,028	1,017	1,011	812	804	801
Variable universal life	5	5	5	5	4	5
Total	$1,033	$1,022	$1,016	$817	$808	$806
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	$—	XXX	XXX	$—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross: direct + assumed)	1,033	1,022	1,016	817	808	806
Reinsurance ceded	—	—	—	—	—	—
Total (net)	$1,033	$1,022	$1,016	$817	$808	$806

	Separate Account Nonguaranteed
	2025			2024
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—	$—	$—	$—
Universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	7,149	7,067	7,034	5,649	5,585	5,573
Variable universal life	1,168	1,135	1,169	1,102	1,070	1,104
Total	$8,317	$8,202	$8,203	$6,751	$6,655	$6,677
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	$—	XXX	XXX	$—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross: direct + assumed)	8,317	8,202	8,203	6,751	6,655	6,677
Reinsurance ceded	—	—	—	—	—	—
Total (net)	$8,317	$8,202	$8,203	$6,751	$6,655	$6,677

MTL - 79

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Life actuarial reserves at December 31, were as follows:

	2025	2024
General Account:
Life insurance	$7,727	$8,238
Accidental death benefits	2	2
Disability - active lives	7	7
Disability - disabled lives	54	59
Miscellaneous reserves	38	39
Subtotal	7,828	8,345
Separate Account:
Life insurance	9,219	7,483
Accident & Health	—	—
Miscellaneous reserve	—	—
Subtotal	9,219	7,483
Combined total	$17,047	$15,828

Note 11 — Separate Accounts

The Company utilizes separate accounts to support and record segregated assets and liabilities related to life and annuity products. Separate account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2025 and 2024, the Company's separate account assets that are legally insulated from the general account claims are $33,038 and $27,751, respectively. At December 31, 2025 and 2024, the Company's separate account assets that are not legally insulated from the general account claims are $0 and $69, respectively. The assets consist of common stocks (mutual and hedge funds), long-term bonds, and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are predominately carried at estimated fair value; however, certain separate accounts are permitted to be carried at amortized cost due to the purpose of the separate account as outlined in the applicable memorandum of operations. The assets held at amortized cost, together with their fair value and the corresponding unrealized gain (loss) that would be recorded if these assets were recorded at estimated fair value, is given below:

	2025	2024
Assets held at amortized cost	$21,060	$19,320
Fair value	20,214	18,114
Unrecorded unrealized gain (losses)	$(846)	$(1,206)

MTL - 80

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

To compensate the general account for the risk taken, the separate account has paid risk charges to the general account for the past 5 years totaling:

As of December 31,	Amount
2025	$245
2024	$221
2023	$193
2022	$158
2021	$93

The Company engages in securities lending programs/transactions within certain separate accounts, which is in accordance with the plans of operations of each separate account. The Company participates in a securities program whereby blocks of securities, which are included in separate account invested assets, are loaned to third parties, primarily major brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan.

As of December 31, 2025, the Company loaned securities in the amount of $5, attributable to group annuity products in accordance with securities lending transactions.

Elements of the securities lending programs are presented below at December 31:

	2025	2024
Securities on loan:
Book/adjusted carrying value	$5	$204
Estimated fair value	—	—
Total collateral received	$5	$204
Percentage of separate account assets lent	—%	2%

Aging of cash collateral liability:
Open (1)	$4	$174
Less than thirty days	—	25
Thirty days or greater but less than sixty days	—	—
Sixty days or greater but less than ninety days	—	—
Ninety days or greater	—	—
Total cash collateral received	4	199

Security collateral on deposit from counterparties	—	—
Total cash and security collateral	$4	$199

(1) The related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

MTL - 81

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Information regarding the separate accounts, was as follows:

	Nonindexed
	Guarantee Less than/	Nonguaranteed
	Equal to 4%	Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2025	$5,135	$1,351	$6,486
Reserves at December 31, 2025
For accounts with assets at:
Fair value	$3,022	$8,780	$11,802
Amortized cost	22,971	—	22,971
Total reserves	$25,993	$8,780	$34,773
By withdrawal characteristics:
With fair value adjustment	$1,841	$—	$1,841
At book value without market value adjustment and with current surrender charge less than 5%	174	—	174
At fair value	1,182	8,780	9,962
Subtotal	3,197	8,780	11,977
Not subject to discretionary withdrawal	22,796	—	22,796
Total reserves	$25,993	$8,780	$34,773

	Nonindexed
	Guarantee Less than/	Nonguaranteed
	Equal to 4%	Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2024	$3,779	$1,408	$5,187
Reserves at December 31, 2024

For accounts with assets at:
Fair value	$1,070	$7,278	$8,348
Amortized cost	20,756	—	20,756
Total reserves	$21,826	$7,278	$29,104
By withdrawal characteristics:
With fair value adjustment	$183	$—	$183
At book value without market value adjustment and with current surrender charge less than 5%	163	—	163
At fair value	887	7,278	8,165
Subtotal	1,233	7,278	8,511
Not subject to discretionary withdrawal	20,593	—	20,593
Total reserves	$21,826	$7,278	$29,104

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows:

	2025	2024
Transfers to separate accounts	$6,610	$5,260
Transfers from separate accounts	2,344	1,752
Transfers as reported in the statements of operations of the General Account	$4,266	$3,508

MTL - 82

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 12 - Federal Income Tax

The Company joins with MetLife and its includable subsidiaries in filing a consolidated life/non-life federal income tax return. The Company participates in a TSA with MetLife, as described in Note 1.

The federal tax return of MetLife and its subsidiaries includes the following entities:

23rd Street Investments, Inc.	MetLife Services and Solutions, LLC
American Life Insurance Company	MetLife Tower Resources Group, Inc.
Block Vision of Texas, Inc.	MetLife, Inc.
Borderland Investments, Ltd.	Metropolitan General Insurance Company
Cova Life Management Company	Metropolitan Life Insurance Company
Davis Vision IPA, Inc.	Metropolitan Tower Life Insurance Company
Davis Vision, Inc.	MIM CM Syndicator LLC
Delaware American Life Insurance Company	Missouri Reinsurance, Inc.
International Technical and Advisory Services, Ltd.	Newbury Insurance Company Limited
MetLife Assignment Company, Inc.	Park Tower REIT, Inc.
MetLife Consumer Services, Inc.	SafeGuard Health Enterprises, Inc.
MetLife Credit Corp.	SafeGuard Health Plans, Inc., A California Corporation
MetLife Funding, Inc.	SafeGuard Health Plans, Inc., A Florida Corporation
MetLife Global Benefits, Ltd.	SafeGuard Health Plans, Inc., A Texas Corporation
MetLife Global Holding Company II, LLC	SafeHealth Life Insurance Company
MetLife Global, Inc.	Superior Vision Benefit Management, Inc.
MetLife Group, Inc.	Superior Vision Insurance Plan of Wisconsin, Inc.
MetLife Health Plans, Inc.	Superior Vision Insurance, Inc.
MetLife Holdings, Inc.	Superior Vision of New Jersey, Inc.
MetLife Home Loans, LLC	Superior Vision Services Inc.
MetLife Insurance Brokerage, Inc.	Transmountain Land & Livestock Company
MetLife International Holdings, LLC	UVC Independent Practice Association, Inc.
MetLife Investment Management Holdings, LLC	Versant Health Consolidations Corp.
MetLife Investors Distribution Company	Versant Health Holdco, Inc.
MetLife Legal Plans, Inc.	Versant Health, Inc.
MetLife Pet Insurance Solutions, LLC	Vision 21 Physician Practice Management Co.
MetLife Reinsurance Company of Charleston	Vision Twenty-One Managed Eye-Care IPA, Inc.
MetLife Reinsurance Company of Vermont	White Oak Royalty Company

Federal income tax expense has been calculated in accordance with the provisions of the IRC.

The components of net DTAs and DTLs consisted of the following, at December 31:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$545	$153	$698	$503	$124	$627
Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTAs	545	153	698	503	124	627
DTAs nonadmitted	(216)	—	(216)	(173)	—	(173)
Subtotal net admitted DTAs	329	153	482	330	124	454
DTLs	(92)	(280)	(372)	(121)	(207)	(328)
Net admitted DTAs/(Net DTLs)	$237	$(127)	$110	$209	$(83)	$126

MTL - 83

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	Change
	Ordinary	Capital	Total
Gross DTAs	$42	$29	$71
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTAs	42	29	71
DTAs nonadmitted	(43)	—	(43)
Subtotal net admitted DTAs	(1)	29	28
DTLs	29	(73)	(44)
Net admitted DTAs/(Net DTLs)	$28	$(44)	$(16)

The amount of each result or component of the calculation for SSAP 101 at December 31:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3	$3	$—	$1	$1
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation (the lesser of 1 and 2 below)	107	—	107	123	2	125
1. Adjusted gross DTAs expected to be realized following the balance sheet date	107	—	107	123	2	125
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	320	XXX	XXX	318
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	222	150	372	207	121	328
DTAs admitted as the result of application of SSAP 101 total	$329	$153	$482	$330	$124	$454

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$2	$2
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation (the lesser of 1 and 2 below)	(16)	(2)	(18)
1. Adjusted gross DTAs expected to be realized following the balance sheet date	(16)	(2)	(18)
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	2
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	15	29	44
DTAs admitted as the result of application of SSAP 101 total	$(1)	$29	$28

	2025	2024
RBC percentage used to determine recovery period and threshold limitation amount	829%	722%
Amount of total adjusted capital and surplus used to determine recovery period and threshold limitation	$2,802	$2,676

Management believes the Company will be able to utilize the DTAs in the future without any tax planning strategies.

All DTLs were recognized as of December 31, 2025 and 2024.

MTL - 84

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components:

	2025	2024	Change
Current income tax:
Federal	$123	$69	$54
Federal income tax expense (benefit) on net capital gains (losses)	4	4	—
Federal and foreign income taxes incurred (benefit)	$127	$73	$54

The changes in the main components of deferred income tax amounts were as follows at December 31:

	2025	2024	Change
DTAs resulting from book/income tax differences:
Ordinary:
Policyholder reserves	$291	$259	$32
Investments	84	65	19
Deferred acquisition costs	144	126	18
Policyholder dividends accrual	—	26	(26)
Compensation and benefits accrual	3	3	—
Receivables - nonadmitted	16	—	16
Other	7	24	(17)
Gross ordinary DTAs - (admitted and nonadmitted)	545	503	42
Total ordinary DTAs - (nonadmitted)	(216)	(173)	(43)
Total ordinary DTAs - (admitted)	329	330	(1)

Capital:
Investments	153	124	29
Gross ordinary DTAs - (admitted and nonadmitted)	153	124	29
Total capital DTAs - (admitted)	153	124	29
Total DTAs - (admitted)	482	454	28

DTLs resulting from book/income tax differences:
Ordinary:
Investments	(92)	(122)	30
Other	—	1	(1)
Total ordinary DTL	(92)	(121)	29

Capital:
Investments	(280)	(207)	(73)
Total capital DTL	(280)	(207)	(73)
Total DTLs	(372)	(328)	(44)
Net admitted DTAs/(DTLs)	$110	$126	(16)
Change in nonadmitted DTAs			43
Tax effect of unrealized gains (losses)			—
Purchase tax credits			(104)
Change in net DTAs			$(77)

MTL - 85

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024	2023	Change
DTAs resulting from book/income tax differences:
Ordinary:
Policyholder reserves	$259	$264	$(5)
Investments	65	65	—
Deferred acquisition costs	126	94	32
Policyholder dividends accrual	26	27	(1)
Compensation and benefits accrual	3	4	(1)
Other	24	31	(7)
Gross ordinary DTAs - (admitted and nonadmitted)	503	485	18
Total ordinary DTAs - (nonadmitted)	(173)	(175)	2
Total ordinary DTAs - (admitted)	330	310	20

Capital:
Investments	124	99	25
Gross ordinary DTAs - (admitted and nonadmitted)	124	99	25
Total capital DTAs - (admitted)	124	99	25
Total DTAs - (admitted)	454	409	45

DTLs resulting from book/income tax differences:
Ordinary:
Investments	(122)	(62)	(60)
Other	1	(11)	12
Total ordinary DTL	(121)	(73)	(48)

Capital:
Investments	(207)	(246)	39
Total capital DTL	(207)	(246)	39
Total DTLs	(328)	(319)	(9)
Net admitted DTAs/(DTLs)	$126	$90	$36
Change in nonadmitted DTAs			(2)
Tax effect of unrealized gains (losses)			(20)
Change in net DTAs			$14

As of December 31, 2025, the Company has federal income taxes available for recoupment in the event of future net losses:

Year	Ordinary	Capital
2025	$—	$15

MTL - 86

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to net gain (loss) from operations after dividends to policyholders and before federal income tax. The significant items causing the difference for the years ended December 31, were as follows:

	2025	2024
Provision computed at statutory rate	$132	$80

Tax effect of:
Deferred gains on reinsurance	94	—
Nontaxable or nondeductible Items	(20)	(22)
Reinsurance settlement in surplus	8	—
Tax credits	(1)	—
Change in nonadmitted assets	—	2
Other adjustments	(1)	(1)
Total statutory income taxes (benefit)	$212	$59

Federal and foreign income taxes incurred including tax on realized capital gains	$127	$73
Change in net DTAs	77	(14)
Reinsurance settlement in surplus	8	—
Total statutory income taxes (benefit)	$212	$59

The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2017.

At December 31, 2025 and 2024, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP 5 of $0 and $1, respectively.

The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its financial statements.

The MetLife consolidated U.S. federal tax return filing group, of which the Company is a member, meets the average “adjusted financial statement income” threshold and is required to perform CAMT calculations in 2025. The Company, which is included in a consolidated tax return, is an applicable reporting entity, which is consistent with SSAP 101. The Company has determined as of December 31, 2025, that it does not expect to be liable for CAMT in 2025 and does not recognize any CAMT credit DTA.

MTL - 87

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 13 – Capital and Surplus

The portion of unassigned surplus (deficit) represented (or reduced) by each item below was as follows at December 31:

	2025	2024
Net unrealized capital gains (losses)	$(444)	$(439)
Nonadmitted asset values	$(295)	$(258)
Surplus of separate accounts	$—	$54
AVR	$(617)	$(493)

Capital Stock

In 1999, the Company’s Board of Directors authorized the transfer of $1 from paid-in surplus to capital stock. The transfer was made to meet minimum capital stock requirements pursuant to State of California statutes. As a result of this action, the Company has $1 of capital stock not assigned specifically to shares issued and outstanding.

Dividend Restrictions

Under the Code, the Company is permitted, without prior insurance regulatory clearance, to pay a dividend to its stockholders as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of the Company`s own securities. The Company will be permitted to pay a dividend to its stockholders in excess of the greater of such two amounts if it files notice of the declaration of such a dividend and the amount thereof with the Commissioner and the Commissioner either approves or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned surplus (deficit)”, excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Code, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the dividends to its stockholders. Based on amounts at December 31, 2025, the Company could pay a stockholder dividend of $547 in 2026 without prior approval of the Commissioner.

MTL - 88

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Surplus Note

The Company received no capital contributions nor made any distributions for the year ended December 31, 2025.

The Company had the following surplus note at December 31:

2024
Item			Original Issue	Carrying Value of	Carrying Value of Note	Unapproved Interest and/or
Number	Date Issued	Interest Rate	Amount of Note	Note Prior Year	Current Year	Principal
0001 (1,2)	1/14/1994	7.625%	$107	$107	$—	$—

2024
	Current Year	Life-To-Date
	Interest Expense	Interest Expense	Current Year	Life-To-Date
Item Number	Recognized	Recognized	Principal Paid	Principal Paid	Date of Maturity
0001 (1,2)	$4	$244	$107	$107	1/15/2024

(1) The surplus note in the table above was issued pursuant to Rule 144A under the Securities Act of 1933. The surplus note was registered in the name of a nominee, CEDE & Co., of the Depository Trust Company. The Company redeemed for cash and canceled surplus note 0001 in January 2024, with the approval from the Commissioner.

(2) The note in the tables above;

◦     Did not have current year interest offset percentage (not including amounts paid to a 3rd party liquidity provider),

◦     Did not have payments that are contractually linked,

◦     Did not have payments subject to administrative offsetting provisions, and

◦     Did not use proceeds to purchase an asset directly from the holder of the surplus note.

Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, which approval will be granted if, in the judgment of the Commissioner, the financial condition of the Company warrants such payment. In addition, pursuant to applicable Code, any payment of principal or interest on the surplus note must be deducted from the Company’s unassigned surplus.

Note 14 – Employee Benefit Plans

Pension Plans and Other Benefits

The Company is a participating employer in certain qualified and nonqualified defined benefit pension plans sponsored by MLG.

The Company is a participating employer in certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLG.

The Company continues to sponsor nonqualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These nonqualified pension plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

MTL - 89

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

A December 31, 2025 measurement date is used for all of the Company’s nonqualified defined benefit pension plans and other postretirement benefit plans.

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans were as follows at December 31:

	2025	2024
Weighted-average discount rate	5.50%	5.70%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans were as follows at December 31:

	2025	2024
Weighted-average discount rate	5.70%
Weighted-average discount rate - Pension		5.25%

Expected Future Contribution and Benefit Payments

Other than funding benefit payments, the Company does not expect to make any other contributions to its nonqualified pension plans during 2026.

Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Year(s)	Pension Amounts
2026	$2
2027	$2
2028	$1
2029	$1
2030	$1
2031 through 2035	$4

Note 15 – Other Commitments and Contingencies

Insolvency Assessments

Many jurisdictions in which the Company transacts business require life and health insurers to participate in guaranty or similar associations. These arrangements pay certain insurance benefits owed by impaired, insolvent or failed insurers. Guaranty associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

MTL - 90

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

As of December 31, 2025, the Company had a $6 liability for retrospective premium-based guaranty fund assessments and a $21 asset for the related premium tax offset. As of December 31, 2024, the Company had a $7 liability for retrospective premium-based guaranty fund assessments and a $25 asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the periods the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance summarized below reflects estimated 2025 premium tax offsets used and revised estimated premium tax offsets for accrued liabilities.

Assets Recognized from Paid and Accrued Premium Tax Offsets
Balance at December 31, 2024	$25
Decreases current year:
Premium tax offset	4
Est. premium tax offset	—
Increases current year:
Premium tax offset	—
Est. premium tax offset	—
Balance at December 31, 2025	$21

The Company did not receive any refunds of assessments for the years ended December 31, 2025 and 2024. Assessments levied against the Company were $1 and $21 for the years ended December 31, 2025 and 2024, respectively.

Litigation

Various litigation, claims or assessments against the Company, may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.

On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were $2,769 and $1,175 at December 31, 2025 and 2024, respectively.

MTL - 91

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $119 and $121 at December 31, 2025 and 2024, respectively.

Other Commitments

The Company is a member of FHLB. The Company has entered into funding agreements with the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain Company assets to collateralize the Company’s obligations under the funding agreements. The Company maintains control over these pledged assets to the extent that they are in excess of a required collateral maintenance amount, which is generally slightly above the specific amount borrowed, and may use, commingle, encumber or dispose of such portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the required collateral maintenance level. Upon any event of default by the Company, the FHLB’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB. The Company’s liability for funding agreements with the FHLB is included in liability for deposit-type contracts. All FHLB funding agreement assets and liabilities are included in the Company’s general account. It is part of the Company’s strategy to utilize FHLB funds as a source of contingent liquidity as well as for spread margin business. The Company’s actual or estimated borrowing capacity with the FHLB is calculated in accordance with FHLB specific borrowing limits.

The Company’s aggregate amount of FHLB capital stock was as follows at December 31:

	2025	2024
Membership stock - Class B	$10	$9
Activity stock	62	$62
Aggregate total	$72	$71
Actual or estimated borrowing capacity as determined by the insurer	$17,934	$15,673

The Company’s membership stock (Class A and B) that was eligible for redemption at December 31, 2025 was as follows:

6 Months to
		Not Eligible for	Less Than 6	Less Than 1	1 to Less Than
	Total	Redemption	Months	Year	3 Years	3 to 5 Years
Membership stock

Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

The Company’s collateral pledged to FHLB was as follows at December 31:

	Estimated Fair	Book/ Adjusted	Aggregate Total
	Value	Carrying Value	Borrowing
2025	$2,002	$2,057	$1,380
2024	$1,869	$2,040	$1,380

MTL - 92

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company’s maximum collateral amount pledged to the FHLB during the year ended December 31, was as follows:

			Amount Borrowed at
	Estimated Fair	Book/ Adjusted	Time of Maximum
	Value	Carrying Value	Collateral
2025	$2,693	$2,826	$1,380
2024	$3,229	$3,525	$1,380

The Company’s amount borrowed from FHLB was as follows at December 31:

	2025	2024
Debt	$—	$—
Funding agreements	1,380	1,380
Other	—	—
Aggregate total	$1,380	$1,380

The maximum amount borrowed from the FHLB during the reporting periods ended December 31, 2025 and 2024, totaled $1,380 and $1,555, respectively, comprised only of funding agreements.

There were no prepayment obligations under such funding agreements, other than in the event of default.

Other

Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash and cash equivalents. The Company maintains its cash accounts with high-credit quality financial institutions where deposits, at times, exceed the Federal Deposit Insurance Corporation limits.

Financial Guarantees

At December 31, 2025, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
GALIC is obligated to indemnify GWLAIC for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements. On April 27, 2018, GALIC merged into MTL and accordingly, the Company is instead obligated to GWLAIC.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	$250,000 for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants	The Company has made no payments on the guarantee since inception.

MTL - 93

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
GALIC, which merged with the Company on April 27, 2018, had agreed to guarantee certain contractual obligations of its former subsidiaries, Paragon (which merged into MLIC in 2006), SELIC (which merged into MLIC in 2003), and Brighthouse NY. GALIC’s obligations under these guarantees became the Company’s obligations by operation of law upon merger into the Company. The Company’s ongoing guarantee obligations are limited to in force contracts that were issued by these insurers while GALIC still owned them. Each guarantee was terminated prospectively with respect to contracts that were issued by these insurers after GALIC ceased to own them (for Paragon, on May 1, 2006; for SELIC, on October 31, 2003; and for Brighthouse NY, on December 31, 2002).	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.
The Company indemnifies its directors and officers as provided in its by-laws.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.

MTL - 94

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Contributors contributed real property (or interests in real property) to MCPP pursuant to a contribution agreement. In exchange, the Contributors received LLC interests in MCPPO. The Company, along with MLIC, is obligated to pay certain potential costs up to specified limits, as outlined in a tenant lease agreement, for one of the contributed properties. The Company and MLIC have agreed to hold the other member within MCPPO harmless from any such potential payment.	A liability of less than $1 has been established.	Expense	$2	The Company has made no payments on the guarantee since inception.
The Company has guaranteed the obligations of its subsidiary, MACI, to payees under certain qualified assignment contracts that were issued by MACI.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investments in SCA

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

				The Company did not make any capital contributions to its subsidiary or any payments to the beneficiary of the guarantee.
Total	$—		$2

At December 31, 2025, the Company’s aggregate compilation of guarantee obligations was as follows:

Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees.	$2

Current liability recognized in financial statement:
Noncontingent liabilities	—
Contingent liabilities	—

Ultimate financial statement impact if action under the guarantee is required.
Investments in SCA entities	—
Joint venture	—
Dividends to stockholders (capital contribution)	—
Expense	2
Other	—
Total	$2

Note 16 – Subsequent Events

The Company has evaluated events subsequent to December 31, 2025 through March 24, 2026 which is the date these financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

MTL - 95

METROPOLITAN TOWER LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO STATUTORY SUPPLEMENTAL SCHEDULES

Description	Page

SCHEDULE 1
Statutory Selected Financial Data
As of and for the Year Ended December 31, 2025	97

SCHEDULE 2
Supplemental Investment Risks Interrogatories
As of and for the Year Ended December 31, 2025	101

SCHEDULE 3
Statutory Summary Investment Schedule
As of and for the Year Ended December 31, 2025	107

SCHEDULE 4
Supplemental SSAP 61 Disclosure
As of and for the Year Ended December 31, 2025	108

MTL - 96

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA

As of and for the Year Ended December 31, 2025
Investment Income Earned
U.S. government bonds	$95,865,683
Other bonds (unaffiliated)	992,595,570
Bonds of affiliates	1,294,518
Preferred stocks (unaffiliated)	1,543,230
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	5,846,414
Common stocks of affiliates	6,000,000
Mortgage loans	332,760,487
Real estate	2,200,000
Contract loans	66,301,778
Cash, cash equivalents and short-term investments	65,573,195
Derivatives	30,332,636
Other invested assets	114,140,521
Aggregate write-ins for investment income	31,421
Gross investment income	$1,714,485,453

Real Estate Owned – Book Value Less Encumbrances	$923,930
Mortgage Loans – Book Value
Agricultural mortgages	$2,235,837,921
Residential mortgages	1,473,656,702
Commercial mortgages	3,050,542,055
Total mortgage loans	$6,760,036,678

Mortgage Loans by Standing– Book Value
Good standing	$6,646,741,098
Good standing with restructured terms	$43,110,286
Interest overdue more than three months, not in foreclosure	$45,901,805
Foreclosure in process	$24,283,489

Other Long-Term Invested Assets – Statement Value	$2,098,634,734

Bonds and Stocks of Parents, Subsidiaries and Affiliates – Book Value:
Bonds	$68,707,169
Preferred Stocks	$—
Common Stocks	$2,840,172

Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity – Statement Value
Due within one year or less	$2,756,141,760
Over 1 year through 5 years	5,696,107,973
Over 5 years through 10 years	6,785,716,619
Over 10 years through 20 years	5,637,130,869
Over 20 years	4,456,147,196
Total by Maturity	$25,331,244,417

MTL - 97

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA - (Continued)

As of and for the Year Ended December 31, 2025
Bond by Class – Statement Value
Class 1	$17,647,200,985
Class 2	6,996,745,393
Class 3	527,925,106
Class 4	140,810,226
Class 5	17,053,591
Class 6	1,509,116
Total by Class	$25,331,244,417

Total Bonds Publicly Traded	$10,508,090,245

Total Bonds Privately Placed	$14,823,154,172

Preferred Stocks - Book/Adjusted Carrying Value	$51,400,001
Common Stocks - Fair Value	$75,879,006
Short Term Investments - Book/Adjusted Carrying Value	$91,646,773
Options, Caps and Floors Owned - Book/Adjusted Carrying Value	$9,835,045
Options, Caps and Floors Written and In-force - Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open - Book/Adjusted Carrying Value	$(23,496,416)
Futures Contracts Open - Book/Adjusted Carrying Value	$—
Cash on Deposit	$682,553,692

Life Insurance In-Force (000’s)
Industrial	$—
Ordinary	$21,278,788
Credit Life	$—
Group Life	$21,762,228

Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000’s)	$186,520

Life Insurance Policies with Disability Provisions In-Force (000’s)
Industrial	$—
Ordinary	$1,223,839
Credit Life	$—
Group Life	$—

MTL - 98

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA - (Continued)

As of and for the Year Ended December 31, 2025
Supplementary Contracts In-Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$26,494,636
Income Payable	$7,047,970
Ordinary - Involving Life Contingencies
Income Payable	$2,394,101
Group - Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group - Involving Life Contingencies
Income Payable	$—

Annuities:
Ordinary
Immediate - Amount of Income Payable	$600,679,474
Deferred - Fully Paid Account Balance	$5,153,210,179
Deferred - Not Fully Paid Account Balance	$7,709,920

Group
Amount of Income Payable	$1,975,859,873
Fully Paid Account Balance	$77,230,480
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums In-Force:
Other	$1,069,783
Group	$—
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$7,538,266,806
Dividend Accumulations - Account Balance	$—

MTL - 99

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA - (Continued)

As of and for the Year Ended December 31, 2025
Claim Payments For The Year Ended December 31, 2025 (000’s):
Group Accident and Health
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

Other Accident & Health
2025	$5
2024	$9
2023	$34
2022	$100
2021	$173
Prior	$14,097

Other Coverages that use developmental methods to calculate claim reserves
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

MTL - 100

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2025
(To Be Filed by April 1)

Of The METROPOLITAN TOWER LIFE INSURANCE COMPANY

ADDRESS (City, State and Zip Code) Tampa , FL 33647

NAIC Group Code 0241 NAIC Company Code 97136 Federal Employer's Identification Number (FEIN) 13-3114906

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement. $ 38,698,251,891

2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Long Term Bonds	$ 900,628,188	2.3 %
2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION	Long Term Bonds	$ 696,076,542	1.8 %
2.03	ONTARIO (PROVINCE OF)	Long Term Bonds	$ 283,607,991	0.7 %
2.04	UK CONV GILT	Long Term Bonds	$ 202,171,004	0.5 %
2.05	MetLife Commercial Mortgage Income Fund, LP	Other Invested Assets	$ 161,223,308	0.4 %
2.06	CANADA (GOVERNMENT OF)	Long Term Bonds	$ 140,029,335	0.4 %
2.07	Metlife Enhanced Core Property Fund, LP	Other Invested Assets	$ 111,721,309	0.3 %
2.08	SASKATCHEWAN (PROVINCE OF)	Long Term Bonds	$ 110,482,342	0.3 %
2.09	ERNST & YOUNG LLP	Long Term Bonds	$ 106,300,000	0.3 %
2.10	METLIFE SENIOR DIRECT LENDING II RATED FUND LP	Long Term Bonds	$ 103,361,462	0.3 %

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$ 17,647,200,985	45.6 %	3.07	NAIC 1	$ 51,400,000	0.1 %
3.02	NAIC 2	$ 6,996,745,393	18.1 %	3.08	NAIC 2	$	%
3.03	NAIC 3	$ 527,925,106	1.4 %	3.09	NAIC 3	$	%
3.04	NAIC 4	$ 140,810,226	0.4 %	3.10	NAIC 4	$	%
3.05	NAIC 5	$ 17,053,591	%	3.11	NAIC 5	$	%
3.06	NAIC 6	$ 1,509,116	%	3.12	NAIC 6	$	%

4. Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$ 5,989,771,531	15.5 %
4.03	Foreign-currency-denominated investments	$ 130,754,461	0.3 %
4.04	Insurance liabilities denominated in that same foreign currency	$ 707,566,925	1.8 %

MTL - 101

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES MTL - 101

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$ 5,448,746,655	14.1 %
5.02	Countries designated NAIC-2	$ 440,330,269	1.1 %
5.03	Countries designated NAIC-3 or below	$ 100,694,606	0.3 %

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:		
6.01	Country 1: UNITED KINGDOM	$ 2,364,823,221	6.1 %
6.02	Country 2: CAYMAN ISLANDS	$ 588,059,728	1.5 %
	Countries designated NAIC - 2:		
6.03	Country 1: MEXICO	$ 203,434,555	0.5 %
6.04	Country 2: HUNGARY	$ 70,097,948	0.2 %
	Countries designated NAIC - 3 or below:		
6.05	Country 1: BRITISH VIRGIN ISLANDS	$ 17,462,592	%
6.06	Country 2: COLOMBIA	$ 14,403,678	%

		1	2
7.	Aggregate unhedged foreign currency exposure	$ 316,186,200	0.8 %

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$ 316,186,200	0.8 %
8.02	Countries designated NAIC-2	$	%
8.03	Countries designated NAIC-3 or below	$	%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:		
9.01	Country 1: UNITED KINGDOM	$ 309,844,170	0.8 %
9.02	Country 2: GERMANY	$ 6,342,030	%
	Countries designated NAIC - 2:		
9.03	Country 1:	$	%
9.04	Country 2:	$	%
	Countries designated NAIC - 3 or below:		
9.05	Country 1:	$	%
9.06	Country 2:	$	%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	GAST MIDCO LTD	2B_PL	$ 92,303,645	0.2 %
10.02	TERMINAL INVESTMENT LIMITED HOLDING SA	2B_PL	$ 82,012,080	0.2 %
10.03	WEST & WESTERN MIDCO FINANCE PLC	2B_PL	$ 79,895,970	0.2 %
10.04	BBC COMMERCIAL LTD	2B_YE	$ 79,761,465	0.2 %
10.05	SEGRO PLC	1G_PL, 1G_FE	$ 66,162,883	0.2 %
10.06	PILI 1 PORTFOLIO SCSP	1E_PL	$ 63,420,300	0.2 %
10.07	QUADGAS FINANCE PLC	2C_FE	$ 62,544,825	0.2 %
10.08	CRANFIELD UNIVERSITY	2A_	$ 54,340,020	0.1 %
10.09	DFMG HOLDING GMBH	2A_PL	$ 52,967,695	0.1 %
10.10	CADOGAN ESTATES LTD	2B_, 1F_IF	$ 52,154,314	0.1 %

MTL - 102

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 102

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$	2,183,290,194	5.6 %
11.03	Canadian-currency-denominated investments	$	983,367,247	2.5 %
11.04	Canadian-denominated insurance liabilities	$	1,031,011,558	2.7 %
11.05	Unhedged Canadian currency exposure	$	68,547,181	0.2 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		%
	Largest three investments with contractual sales restrictions:			
12.03		$		%
12.04		$		%
12.05		$		%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02	MetLife Commercial Mortgage Income Fund, LP	$	161,223,308	0.4 %
13.03	Metlife Enhanced Core Property Fund, LP	$	111,721,309	0.3 %
13.04	MetLife Core Property Fund, LP	$	99,028,517	0.3 %
13.05	FEDERAL HOME LOAN BANK OF NEW YORK	$	72,419,600	0.2 %
13.06	MetLife Single Family Rental Fund, LP	$	63,207,610	0.2 %
13.07	Freedom Parent Holdings LP	$	61,216,636	0.2 %
13.08	MetWest International Venture, LLC	$	53,688,476	0.1 %
13.09	Metlife Strategic Hotel Debt Fund LP	$	44,801,983	0.1 %
13.10	ML Mililani Member, LLC	$	39,767,051	0.1 %
13.11	MetLife Camino Ramon Member, LLC	$	38,996,028	0.1 %

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METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 103

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	1,464,852,860	3.8 %
	Largest three investments held in nonaffiliated, privately placed equities:			
14.03	FEDERAL HOME LOAN BANK OF NEW YORK	$	72,419,600	0.2 %
14.04	Freedom Parent Holdings LP	$	61,216,636	0.2 %
14.05	MetWest International Venture, LLC	$	53,688,476	0.1 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	Apollo Global Management, Inc.	$ 91,074,087	$ 91,074,087	$
14.07	Blue Owl Capital	$ 38,231,034	$ 38,231,034	$
14.08	MetLife Investment Management, LLC	$ 33,834,016	$ 33,834,016	$
14.09	Arlington	$ 31,103,802	$ 31,103,802	$
14.10	Index Ventures	$ 30,289,096	$ 30,289,096	$
14.11	Amherst	$ 27,587,289	$ 27,587,289	$
14.12	Andreessen Horowitz	$ 26,573,545	$ 26,573,545	$
14.13	Primavera	$ 25,585,825	$ 25,585,825	$
14.14	Lightspeed	$ 25,521,842	$ 25,521,842	$
14.15	Accel	$ 23,667,479	$ 23,667,479	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		%
	Largest three investments in general partnership interests:			
15.03		$		%
15.04		$		%
15.05		$		%

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METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 104

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)		2	3	
16.02	Commercial Mortgage Loans	$	80,167,200	0.2	%
16.03	Commercial Mortgage Loans	$	69,395,000	0.2	%
16.04	Commercial Mortgage Loans	$	55,400,000	0.1	%
16.05	Commercial Mortgage Loans	$	51,000,001	0.1	%
16.06	Agricultural Mortgage Loans	$	47,346,177	0.1	%
16.07	Commercial Mortgage Loans	$	47,300,000	0.1	%
16.08	Commercial Mortgage Loans	$	45,734,692	0.1	%
16.09	Agricultural Mortgage Loans	$	45,347,449	0.1	%
16.10	Commercial Mortgage Loans	$	45,000,000	0.1	%
16.11	Agricultural Mortgage Loans	$	44,516,529	0.1	%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

			Loans		
16.12	Construction loans	$			%
16.13	Mortgage loans over 90 days past due	$	45,901,805	0.1	%
16.14	Mortgage loans in the process of foreclosure	$	24,283,489	0.1	%
16.15	Mortgage loans foreclosed	$	1,081,380		%
16.16	Restructured mortgage loans	$	43,110,286	0.1	%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan to Value	Residential 1	2	Commercial 3	4	Agricultural 5	6
17.01 above 95%	$ 8,316,594	%	$ 199,241,273	0.5 %	$ 11,255,656	%
17.02 91 to 95%	$ 4,532,665	%	$ 141,274,930	0.4 %	$	%
17.03 81 to 90%	$ 9,666,987	%	$ 279,582,359	0.7 %	$ 19,764,824	0.1 %
17.04 71 to 80%	$ 657,949,397	1.7 %	$ 451,098,542	1.2 %	$	%
17.05 below 70%	$ 793,191,059	2.0 %	$ 1,979,344,951	5.1 %	$ 2,204,817,441	5.7 %

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1		2	3	
18.02		$			%
18.03		$			%
18.04		$			%
18.05		$			%
18.06		$			%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1		2	3	
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$			%
	Largest three investments held in mezzanine real estate loans:				
19.03		$			%
19.04		$			%
19.05		$			%

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METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 105

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 1,394,896,006	3.6 %	$ 1,542,189,633	$ 1,606,411,246	$ 1,457,283,547
20.02	Repurchase agreements	$	%	$	$	$
20.03	Reverse repurchase agreements	$	%	$	$	$
20.04	Dollar repurchase agreements	$	%	$	$	$
20.05	Dollar reverse repurchase agreements	$	%	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written	
		1	2	3	4
21.01	Hedging	$ 9,835,045	%	$	%
21.02	Income generation	$	%	$	%
21.03	Other	$	%	$	%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 107,233,258	0.3 %	$ 90,371,598	$ 94,893,004	$ 99,317,846
22.02	Income generation	$	%	$	$	$
22.03	Replications	$	%	$ 193,000,000	$ 193,000,000	$ 193,000,000
22.04	Other	$	%	$	$	$

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$	%	$	$	$
23.02	Income generation	$	%	$	$	$
23.03	Replications	$	%	$	$	$
23.04	Other	$	%	$	$	$

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METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 106

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	2,058,569,363	5.665	2,058,569,363		2,058,569,363	5.667
1.02 Other U.S. government obligations	109,041,339	0.300	109,041,339		109,041,339	0.300
1.03 Non-U.S. sovereign jurisdiction securities	1,691,215,534	4.654	1,691,215,534		1,691,215,534	4.655
1.04 Municipal bonds – general obligations (direct & guaranteed)	37,937,051	0.104	37,937,051		37,937,051	0.104
1.05 Municipal bonds – special revenue	488,775,280	1.345	488,775,280		488,775,280	1.345
1.06 Project finance bonds issued by operating entities	3,159,702,942	8.696	3,159,702,942		3,159,702,942	8.698
1.07 Corporate bonds	5,710,840,892	15.716	5,710,840,892		5,710,840,892	15.720
1.08 Mandatory convertible bonds		0.000				0.000
1.09 Single entity backed obligations	307,772,248	0.847	307,772,248		307,772,248	0.847
1.10 SVO-Identified bond exchange traded funds – fair value		0.000				0.000
1.11 SVO-Identified bond exchange traded funds – systematic value		0.000				0.000
1.12 Bonds issued by funds representing operating entities	1,007,082,960	2.772	1,007,082,960		1,007,082,960	2.772
1.13 Bank loans - issued		0.000				0.000
1.14 Bank loans - acquired	1,119,988,037	3.082	1,119,988,037		1,119,988,037	3.083
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans		0.000				0.000
1.16 Certificates of deposit		0.000				0.000
1.17 Other issuer credit obligations		0.000				0.000
1.18 Total issuer credit obligations	15,690,925,646	43.182	15,690,925,646		15,690,925,646	43.192
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	7,596,494,465	20.906	7,596,494,465		7,596,494,465	20.911
2.02 Financial asset-backed securities – not self-liquidating	149,555,585	0.412	149,555,585		149,555,585	0.412
2.03 Non-financial asset-backed securities	1,191,586,410	3.279	1,191,586,410		1,191,586,410	3.280
2.04 Total asset-backed securities	8,937,636,460	24.597	8,937,636,460		8,937,636,460	24.603
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)	51,400,000	0.141	51,400,000		51,400,000	0.141
3.02 Parent, subsidiaries and affiliates		0.000				0.000
3.03 Total preferred stocks	51,400,000	0.141	51,400,000		51,400,000	0.141
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)	603,311	0.002	603,311		603,311	0.002
4.02 Industrial and miscellaneous - other (unaffiliated)	72,435,523	0.199	72,435,523		72,435,523	0.199
4.03 Parent, subsidiaries and affiliates - publicly traded		0.000				0.000
4.04 Parent, subsidiaries and affiliates - other	2,840,172	0.008				0.000
4.05 Mutual funds		0.000				0.000
4.06 Unit investment trusts		0.000				0.000
4.07 Closed-end funds		0.000				0.000
4.08 Exchange traded funds		0.000				0.000
4.09 Total common stocks	75,879,006	0.209	73,038,834		73,038,834	0.201
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	2,235,837,921	6.153	2,235,837,921		2,235,837,921	6.155
5.02 Residential mortgages	1,473,656,702	4.056	1,473,656,702		1,473,656,702	4.057
5.03 Commercial mortgages	3,045,379,564	8.381	3,045,379,564		3,045,379,564	8.383
5.04 Mezzanine real estate loans	5,162,491	0.014	5,162,491		5,162,491	0.014
5.05 Total valuation allowance		0.000				0.000
5.06 Total mortgage loans	6,760,036,678	18.604	6,760,036,678		6,760,036,678	18.608
6. Real estate (Schedule A):						
6.01 Properties occupied by company		0.000				0.000
6.02 Properties held for production of income	923,930	0.003	923,929		923,929	0.003
6.03 Properties held for sale		0.000				0.000
6.04 Total real estate	923,930	0.003	923,929		923,929	0.003
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	682,553,692	1.878	682,553,692		682,553,692	1.879
7.02 Cash equivalents (Schedule E, Part 2)	619,697,975	1.705	619,697,975		619,697,975	1.706
7.03 Short-term investments (Schedule DA)	91,646,773	0.252	91,646,773		91,646,773	0.252
7.04 Total cash, cash equivalents and short-term investments	1,393,898,441	3.836	1,393,898,440		1,393,898,440	3.837
8. Contract loans	1,162,832,452	3.200	1,162,832,452		1,162,832,452	3.201
9. Derivatives (Schedule DB)	125,417,529	0.345	125,417,529		125,417,529	0.345
10. Other invested assets (Schedule BA)	2,104,600,879	5.792	2,098,634,734		2,098,634,734	5.777
11. Receivables for securities	1,600,770	0.004	1,600,770		1,600,770	0.004
12. Securities Lending (Schedule DL, Part 1)		0.000		XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	31,548,702	0.087	31,548,702		31,548,702	0.087
14. Total invested assets	36,336,700,492	100.000	36,327,894,173		36,327,894,173	100.000

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METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 3 - STATUTORY SUMMARY INVESTMENT SCHEDULE MTL - 107

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 4 - SUPPLEMENTAL SSAP 61 DISCLOSURE

The Company evaluates all reinsurance contracts subject to A-791 for risk transfer. As of December 31, 2025, there were three contracts with provisions that limit significant risk transfer under A-791 which are accounted for under deposit accounting.

There were no contracts subject to A-791 that included a provision that limits the reinsurer's assumption of risk where reinsurance accounting was applied and there were no contracts not subject to A-791, and not yearly renewable term, that reflect reinsurance accounting credit.

The Company has not entered into any reinsurance agreements that delay timely reimbursement to the ceding entity either through non quarterly settlements, delayed settlements or through payment schedules.

The Company does not cede any risk which is not subject to A-791 and not yearly renewable term reinsurance, that is accounted for as reinsurance under statutory accounting principles and as deposit under generally accepted accounting principles or accounted for as reinsurance under GAAP and deposit for SAP.

MTL - 108